                                                                  EXHIBIT 10.233

            FIRST AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT
            ------------------------------------------------------

     This FIRST AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT ("Agreement") is made and executed as of June ___, 2001, by and between PREFERRED EQUITIES CORPORATION, a Nevada corporation, having a business address of 4310 Paradise Road, Las Vegas, Nevada 89109 and COLORADO LAND AND GRAZING CORP., a Colorado corporation having a business address of 4310 Paradise Road, Las Vegas, Nevada 89109 (Individually and collectively hereinafter referred to as "Borrower"), MEGO FINANCIAL CORP., a New York corporation having a business address of 4310 Paradise Road, Las Vegas, Nevada 89109 ("Guarantor") and DORFINCO CORPORATION, a Delaware corporation, having a business and mailing address of 40 Westminster Street, P.O. Box 6687, Providence, Rhode Island 02940-6687 ("Lender").

     WHEREAS, on July 31, 1991, Preferred Equities Corporation and Lender entered into a certain Loan and Security Agreement with (the "LSA"); and

     WHEREAS, by letter agreement dated January 8, 1992, Preferred Equities Corporation and Lender entered into an amendatory agreement pursuant to which
Schedule 6.5(a) to the LSA was amended; and

     WHEREAS, on or about June 30, 1993, Preferred Equities Corporation, Guarantor and Lender entered into an amendatory agreement entitled Second Amendment to Loan and Security Agreement revising certain of the provisions of Sections 1, 2.1, 2.2, and 2.5 of the LSA, as amended; and

     WHEREAS, on or about August 23, 1994, Borrower, Guarantor and Lender entered into an amendatory agreement entitled Third Amendment and Assumption Agreement to Loan and Security Agreement and Assumption Agreement revising certain of the provisions of Sections 1.1, 2.2, 3.5, 4.1, 5.1, 6.1, 6.2, 6.5, 6.5, 7.1, 7.2, 12.1 and 12.3 of the LSA as amended; and

     WHEREAS, on or about September 30, 1995, Preferred Equities Corporation and Colorado Land and Grazing Corp acting together as Borrower, Guarantor and Lender entered into a Fourth Amendment to Loan and Security Agreement revising certain of the provisions of Section 1.1, 2.2 and 2.5 of the LSA, as amended; and

     WHEREAS, on or about November 29, 1996, Preferred Equities Corporation and Colorado Land and Grazing Corp acting together as Borrower, Guarantor and Lender entered into an amendatory agreement entitled Fifth Amendment to Loan and Security Agreement revising certain of the provisions of Sections 1.1 and 2.2 of the LSA, as amended; and

     WHEREAS, by letter agreement dated June 11, 1998, Preferred Equities Corporation and Colorado Land and Grazing Corp acting together as Borrower, Guarantor and Lender entered into an amendatory agreement pursuant to which
Section 1.1(e) of the LSA, as amended was amended; and

     WHEREAS, on or about December 31, 1998, Preferred Equities Corporation and Colorado Land and Grazing Corp acting together as Borrower, Guarantor and Lender entered into a Sixth Amendment to Promissory Note; and

     WHEREAS, on or about June 30, 1999, Preferred Equities Corporation and Colorado Land and Grazing Corp acting together as Borrower, Guarantor and Lender entered into an amendatory agreement entitled Sixth Amendment to Loan and Security Agreement revising certain of the provisions of Sections 1.1 and 2.2 of the LSA, as amended; and

     WHEREAS, on or about December 15, 2000, Preferred Equities Corporation and Colorado Land and Grazing Corp acting together as Borrower, Guarantor and Lender entered into an amendatory agreement entitled Seventh Amendment to Loan and Security Agreement revising certain of the provisions of Sections 1.1, 2.2, 2.5, 3.5, 4.1, 5.1 and 7.1 of the LSA, as amended (hereinafter the LSA as previously amended, and as supplemented by such additional letter agreements, interim consents, waivers and extensions and other modifications by and between Preferred Equities Corporation and Colorado Land and Grazing Corp acting together as Borrower, Guarantor and Lender, shall be referred to as the "Amended Agreement"); and

     WHEREAS, in connection with the execution of the LSA, Preferred Equities Corporation, directly, and Colorado Land and Grazing Corp, by assumption subsequent to the original date of issuance, acting together as Borrower executed in favor of Lender a certain promissory note, which promissory note was amended and restated from time to time pursuant to and in accordance with the above recitals; and

     WHEREAS, Preferred Equities Corporation and Colorado Land and Grazing Corp acting together as Borrower and Lender have discussed and agreed to enter into a further amendatory agreement revising the terms and provisions of the Amended Agreement to increase the maximum amount of the Loan from $7,500,000 to $10,000,000, to modify the Borrowing Base definition contained in Section 1.1(e) and to modify the Eligible Note Receivable definition contained in Section 1.1(s) and to revise other provisions of the Amended Agreement, as agreed to by the parties thereto; and

     WHEREAS, due to the numerous amendments pre-dating this Agreement, Preferred Equities Corporation and Colorado Land and Grazing Corp acting together as Borrower, Guarantor and Lender have agreed to completely amend and restate the terms and provisions of the financing accommodation between them effective as of the date stated herein by the this First Amended and Restated Loan and Security Agreement containing the provisions set forth below;

     NOW, THEREFORE, Borrower and Lender hereby agree that effective as of the date stated herein as the date of execution by Lender, the Amended Agreement shall be further amended, restated, substituted and replaced by this Agreement, except that any Exhibits or Schedules attached to the Amended Agreement, other than the Promissory Note, shall be deemed preserved and attached hereto, made a part hereof and incorporated herein. This First Amended and Restated Loan and Security Agreement shall contain the terms and provisions of the financing accommodation between the parties hereto.

     In consideration of the mutual covenants and agreements contained herein, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged the Preferred Equities Corporation and Colorado Land and Grazing Corp acting together as Borrower, Guarantor and Lender hereby agree as follows:

                                   SECTION I

                              DEFINITION OF TERMS
                              -------------------

     1.1  Terms Defined.  Certain terms used in this Agreement shall have the
          --------------
definitions assigned to them in this Section 1.1. Such definitions shall be equally applicable to both the singular and plural forms of the terms defined, and words of any gender shall include each other gender where appropriate. All definitions set forth below shall apply to all provisions of this Agreement, and except to the extent otherwise defined therein, to all exhibits, schedules and riders hereto.

          1.1(a)  Account Debtor.  A maker of or other Person responsible for
                  ---------------
payment of a Pledged Note Receivable.

          1.1(b)  Advance.  A portion of the proceeds of the Loan advanced from
                  --------
time to time by Lender to Borrower in accordance with Section 2.6 of this Agreement.

          1.1(c)  Agreement.  This First Amended and Restated Loan and Security
                  ----------
Agreement between Borrower and Lender (including all original Exhibits and Schedules attached or affixed to the Amended Agreement from time to time) as it may be subsequently amended from time to time.

          1.1(d)  Bank.  Bank of America, N.A., a Nevada banking corporation,
                  -----
successor in interest to Valley Bank of Nevada.

          1.1(e)  Borrowing Base.  An amount equal to the lesser of (a)
                  ---------------
$10,000,000.00; or (b) the sum of (i) 75% of the aggregate of the unpaid principal balances of Eligible Notes Receivable in respect of which not less than five (5) scheduled monthly installment payment shall have been made; and
(ii) 90% of the aggregate of the unpaid principal balance of Eligible Notes Receivable in respect of which at least six (6) scheduled monthly installment payments have been made.

          1.1(f)  Business Day.  Each day which is not a Saturday or Sunday or a
                  -------------
legal or banking holiday under the laws of the States of Connecticut, Nevada, New York, Pennsylvania, Rhode Island, Colorado or The United States.

          1.1(g)  Closing Date. The latest to occur of: (a) the initial closing
                  -------------
date of July 31, 1991, (b) the date of this First Amended and Restate Loan and Security Agreement, or (c) the date of any requested Advance pursuant to this Agreement.

          1.1(h)  Code.  The Uniform Commercial Code as adopted and in force in
                  -----
the state of Nevada as the same may be amended from time to time and the State of Colorado with respect to the procedures for perfecting any security interest in any Collateral located within or subject to the laws of the State of Colorado including but not limited to any Pledged Deeds of Trust or Eligible Notes Receivables generated by the sale of SPR Lots or HSR Lots. In all other respect the parties hereto agree that the Uniform Commercial Code of the State of Nevada shall govern.

          1.1(i)  Collateral.  Collectively, all now existing or hereafter
                  -----------
arising:

                  (i)    Pledged Notes Receivable;

                  (ii) All amendments, extensions, renewals and replacements of, and substitutions for the Pledged Notes Receivable;

                  (iii)  Pledged Deeds of Trust;

                  (iv) All amendments, extensions, renewals and replacements of, and substitutions for the Pledged Deeds of Trust;

                  (v) All title insurance policies insuring the Pledged Deeds of Trust, and all proceeds of insurance, including, without limitation, property, casualty and title insurance, payable to Borrower pursuant to the Pledged Deeds of Trust;

                  (vi) All proceeds (cash and noncash), property, property rights, privileges and benefits pertaining to, or arising from the enforcement of, the Pledged Notes Receivable and the Pledged Deeds of Trust, including, without limitation, proceeds in the form of all funds held in any accounts pursuant to any agency or lockbox agreement or similar arrangement related to any of the Pledged Notes Receivable to the extent such funds represent or arise from any of the foregoing, accounts, accounts receivable, chattel paper, contract rights, general intangibles and other receivables arising under or arising in connection with the Pledged Notes Receivable, instruments and documents, and all payments made from time to time on the Pledged Note Receivable in whatever form, including cash, checks, notes, drafts and other instruments for the payment of money, all property returned by or reclaimed or repossessed from Account Debtors, all rights of foreclosure, termination, repossession, dispossession, all documents, instruments, contracts, liens and security instruments and guaranties relating to the Pledged Notes Receivable, all collateral, security deposits, tax escrows (to the extent the same may be pledged under applicable law) or other security securing the obligations of any Person under or relating to the Pledged Notes Receivable;

                  (vii) Documents, instruments, pledged assets and chattel paper relating to the Pledged Notes Receivable, the Pledged Deeds of Trust and the other properties and rights described in this Section 1.1(i);

                  (viii) Extensions, additions, improvements, betterments, renewals, substitutions and replacements of any of the properties and rights described in this Section 1.1(i), wherever located, together with the products and proceeds thereof, any replacements, additions or accessions thereto or substitutions thereof, the proceeds of any insurance policies covering any of the properties and rights described in this Section 1.1(i) and the proceeds of any claims of Borrower regarding any of the properties and rights described herein;

                 (ix) All books, records, computer tapes and disks summarizing or evidencing the Collateral;

                 (x) All right, title and interest of Borrower, if any, in and to all improvements, goods, machinery, equipment, furniture, furnishings, fixtures, tools and supplies of every kind and description (and all improvements and accessions thereto) located in or on any Lot encumbered by a Pledged Deed of Trust; and

                 (xi) All credit balances in favor of Borrower on Lender's books and all property of Borrower in Lender's possession.

The Collateral consisting of Pledged Notes Receivable; all amendments, extensions, renewals and replacements of, and substitutions for, the Pledged Notes Receivable; the Pledged Deeds of Trust; all amendments, extensions, renewals and replacements of, and substitutions for, the Pledged Deeds of Trust; and all proceeds of the Pledged Notes Receivable and the Pledged Deeds of Trust shall constitute "Primary Collateral" and all other Collateral shall constitute "Secondary Collateral".

          1.1(j) Collection Agent.  The Person acting as Agent for Lender, which
                 ----------------
is responsible for receiving payments under the Pledged Notes Receivable from Account Debtors. The Collection Agent is the Bank.

          1.1(k) Commitment.  Intentionally Deleted.
                 ----------

          1.1(1) Commitment Fee.  None.
                 --------------

          1.1(m) Custodial Agreement.  An agreement among Borrower, Lender and
                 -------------------
Custodian, as it may be amended from time to time, providing for the delivery of Pledged Notes Receivable and Pledged Deeds of Trust by Borrower to Custodian. A copy of which is attached hereto as Exhibit E.
                                    ---------

          1.1(n) Custodian.  The Person, acting as agent for Lender, which at
                 ---------
any time is authorized by Lender in writing to maintain physical possession of the Pledged Notes Receivable.

          1.1(o) Debtor Relief Laws.  Any applicable liquidation,
                 ------------------
conservatorship, bankruptcy, moratorium, rearrangement, insolvency, reorganization or similar law providing for the relief of debtors from time to time in effect and generally affecting the rights of creditors.

          1.1(p)  Deed of Trust.  A deed of trust and assignment of rents,
                  -------------
executed by a Person in connection with the purchase of a Lot (Purchaser) and delivered to Borrower, securing that Purchaser's Note Receivable and constituting a Lien upon the fee simple estate and interest of the Purchaser in and to its Lot. Said Deed of Trust and assignment shall be in the substantially the form attached hereto as Exhibit M-1 for any Lot located in the State of
                            -----------
Nevada, and in substantially the form attached hereto as Exhibit M-2 for any SPR
                                                         -----------
Lot located in the State of Colorado, and in substantially the form attached hereto as Exhibit M-3 for any HSR Lot located in the State of Colorado.
          -----------

          1.1(q)  Default.  An event or condition the occurrence of which would,
                  --------
with a lapse of time or the giving of notice or both, become an Event of Default.

          1.1(r)  Default Rate.  Defined in the Note.
                  -------------

          1.1(s)  Eligible Notes Receivable.  Those Pledged Notes Receivable
                  --------------------------
which satisfy each of the following criteria:

                  (i) The Note Receivable shall arise from the sale by Borrower of a Lot;

                  (ii) The Note Receivable is secured by a recorded Deed of Trust on the purchased Lot, constituting a first priority Lien thereon, as evidenced by a Title Policy;

                  (iii) Principal and interest payments shall be payable in legal tender of the United States to Collection Agent pursuant to the Lockbox Agreement;

                  (iv) In the case of an interest bearing Note Receivable, the remaining term of the Note Receivable is one hundred and twenty (120) months or less, payable in equal monthly payments of principal and interest. Notwithstanding the foregoing, up to twenty percent (20%) of the total Pledged Notes Receivable may include interest bearing Notes Receivable with a maximum term of up to one hundred and forty four (144) months, provided that such Notes Receivable otherwise meet the other criteria set forth in this Section 1.1(s);

                  (v) The Purchaser shall have previously paid to the Borrower, in connection with the execution and delivery of the Note Receivable related to such Pledged Notes Receivable a down payment (prior to all discounts not offered to purchasers generally in the ordinary course of business of the Borrower) of not less than ten percent (10%) of the actual purchase price (as set forth in such purchase contracts related to such Pledged Notes Receivable) of the Purchaser's Lot being so purchased by Purchaser provided that notwithstanding subsection (viii) herein, Pledged Notes Receivable evidencing 0% or 5% interest for terms of 24 or 36 months respectively, shall be acceptable provided Purchaser has paid to Borrower 50% of such purchase price and such Pledged Notes Receivable do not exceed 30% of the aggregate principal balance of all Pledged Notes Receivable outstanding at the time of such determinations;

               (vi)    No installment on the Note Receivable is more than sixty
     (60) days contractually past due or more than thirty (30) days contractually past due at the time of the Advance with respect thereto;

               (vii) The rate of interest payable on the unpaid balance of the Note Receivable is at least ten percent (10%) per annum, however, (i) up to thirty percent (30%) of the total Eligible Notes Receivable may have zero (0%) or five (5%) percent interest rates provided that a fifty percent (50%) cash down payment has been received by Borrower from the Purchaser and the original term is twenty four (24) months or less with respect to a 0% interest rate or the original term is thirty six (36) months or less with respect to a 5% interest rate; and (ii) the weighted average interest rate on all Eligible Notes Receivable must be a minimum of eleven percent (11%) per annum;

               (viii) The creditworthiness of the Purchaser meets Borrower's credit standards, as set forth in Schedule 3.4 hereof;
                                       ------------

               (ix) The Purchaser has fee title and access to the Lot described in the Purchaser's Deed of Trust at the time the Note Receivable is assigned to Lender, which Lot has been developed, to the satisfaction of Lender, with street and utility access and such other specifications provided in the Purchaser's purchase contract and related documents or provisions for such development have been made to Lender's satisfaction; and such Lot is free of all Hazardous Materials;

               (x) The Purchaser is not affiliated in any way, related to, or employed by Borrower or Guarantor or any of the shareholders of Borrower or Guarantor;

               (xi) The Purchaser has no claim against Borrower and no defense, set-off or counterclaim with respect to its Note Receivable;

               (xii) The Purchaser has no right to rescind the purchase of the Lot purchased in connection with the execution of its Note Receivable;

               (xiii) The Note Receivable shall have been endorsed to Lender as required by Section 3.2, and Lender shall have received all of the items described in Section 5.1(c) hereof with respect to the Note Receivable;

               (xiv) All documents relating to the Note Receivable shall have been executed and delivered to Borrower or the Purchaser, as the case may be, and the original executed Note Receivable shall have been delivered to Lender, or if directed by Lender, to the Custodian, and copies of all other documents shall be readily available to Lender in the files of Borrower;

               (xv) The terms of the Note Receivable and all instruments related thereto shall comply in all respects with all applicable federal and state laws and the regulations promulgated thereunder, including, without limitation, the provisions of the

     Federal Consumer Credit Protection Act, as amended, the Federal Interstate Land Sales Full Disclosure Act, as amended ("ILSFDA"), and Regulation Z of the Federal Reserve Board, as amended;

                 (xvi) The maximum principal balance of the Note Receivable shall not exceed $35,000.00 without the prior written approval of Lender;

                 (xvii) The maker of the Note Receivable shall be a U.S. resident, except that up to ten percent (10%) of the outstanding balance of all Pledged Notes Receivable may represent the obligations of Canadian residents;

                 (xviii) The Lot being financed by such Note Receivable shall not be subject to any Lien not previously consented to by Lender; and

                 (xix) At the time of the pledging of such Note Receivable and after giving effect thereto and assuming that it otherwise qualifies as an Eligible Note Receivable, the aggregate outstanding principal balances of all Eligible Notes Receivable of the Account Debtor of such Note Receivable and/or affiliate of such Account Debtor shall not exceed $35,000.00.

          1.1(t) Event of Default.  See Section 8.1 of this Agreement.
                 -----------------

          1.1(u) Final Maturity Date.  December 31, 2005.
                 --------------------

          1.1(v) GAAP.  Generally accepted accounting principles, applied on a
                 -----
consistent basis, set forth in Opinions of the Accounting Principles Board of the American Institute of Certified Public Accountants and/or in statements of the Financial Accounting Standards Board which are applicable in the circumstances as of the date in question; and the requisite that such principles be applied on a consistent basis means that the accounting principles in a current period are comparable in all material respects to those applied in a preceding period, with any exceptions thereto noted.

          1.1(w) Guarantor.  Mego Financial Corp., a New York corporation.
                 ----------

          1.1(x) Hazardous Materials.  "Hazardous substances", "hazardous waste"
                 --------------------
or "hazardous constituents" as defined in any federal, state or local environmental statute, regulation or order.

          1.1(y) Indebtedness.  (i) The Loan, including all principal, interest,
                 -------------
fees and other amounts payable to Lender pursuant to the Loan Documents; (ii) all covenants, conditions, agreements and obligations to be performed pursuant to the terms of this Agreement, or any of the Loan Documents; (iii) all sums expended or advanced by Lender pursuant to this Agreement or any of the Loan Documents; and (iv) any other present or future indebtedness of Borrower owed to Lender or TFC or any of its subsidiaries.

          1.1(z)  Ineligible Note Receivable.  Any Note Receivable which either
                  ---------------------------
is not an Eligible Note Receivable or is an Eligible Note Receivable at a time when Borrower and/or Lender determines in good faith that a Note Receivable no longer meets any one (1) or more of the criteria set forth in Section 1.1(s) or when any one (1) or more of the following occurs:

          (i) Any installment on the Eligible Note Receivable becomes more than sixty (60) days contractually past due or was more than thirty (30) days contractually past due at the time of the Advance with respect thereto;

          (ii) The Purchaser asserts any defense or setoff with respect to its Eligible Note Receivable in a written communication or asserts any claim against Borrower or Lender in a written communication which could result in an offset or reduction of any of the amounts payable under its Eligible Note Receivable and which, in the good faith determination of Lender, has a probability of success on the merits; or

          (iii) The Purchaser asserts a claim in a written communication for rescission of the purchase of its Lot which, in the good faith determination of Lender, has a probability of success on the merits.

          1.1(aa) Interest Rate.  A variable rate equal to the sum of the prime
                  --------------
rate established by The Chase Manhattan Bank, N.A., adjusted monthly as of the first day of each month, plus two percent (2%) per annum as more particularly described in the Note.

          1.1(bb) Lien.  Any interest in Property securing an obligation owed
                  -----
to, or claim by, a Person other than the owner of the Property, whether such interest is based on the common law, statute, or contract, and including, but not limited to attachments, judgments or tax liens and the security interest or lien arising from a mortgage, encumbrance, pledge, conditional sale or other title retention agreement, trust receipt of a lease, consignment or bailment for security purposes. The term "Lien" shall include reservations, exceptions, encroachments, easements, rights-of-way, covenants, conditions, restrictions, leases and other title exceptions and encumbrances affecting Property. The term "Lien" does not include any Permitted Exceptions.

          1.1(cc) Loan.  Lender's agreement, subject to the terms and conditions
                  -----
hereof, to make Advances of up to $10,000,000.00 at any one time outstanding during the Revolving Credit Period and to accept repayment thereof during the Term, all as more particularly described in this Agreement.

          1.1(dd) Loan Documents.  Collectively, this Agreement, the Note, and
                  ---------------
any and all other agreements, documents, instruments and certificates delivered or contemplated to be delivered in connection with this Agreement (including, without limitation, the agreements, documents and instruments described in Sections 4.1(1) and 5.1(c) hereof), as such agreements, documents, instruments or certificates may be amended, renewed, extended, restated or supplemented from time to time.

          1.1(ee) Intentionally Deleted.
                  ----------------------

          1.1(ff) Lockbox Agreement.  An agreement between Borrower, Lender and
                  ------------------
Collection Agent, as may be amended from time to time, providing for the receipt by Collection Agent of payments on the Notes Receivable and disbursement of such payments to Lender.

          1.1(gg) Lot.  Unless otherwise agreed to by Lender, one of the legally
                  ----
subdivided, single family residential lots within the Subdivisions, as more particularly described in Schedule 1.1gg attached hereto, together with any
                          --------------
additions, substitutions and replacements of such Subdivisions agreed to by Lender. Notwithstanding the foregoing, the term "SPR Lots", as may be used herein, shall specifically refer to those Lots located in the SPR Subdivision and the term "HSR Lots", as may be used herein, shall specifically refer to those Lots located in the HSR Subdivision.

          1.1(hh) Lot Sales Acts.  The ILSFDA, NRS Chapter 119, and the laws of
                  ---------------
any other state applicable to the sale of Lots by Borrower as the same may be amended from time to time, together with any rules and regulations promulgated thereunder.

          1.1(ii) Mandatory Prepayment.  Any prepayment required by Section
                  ---------------------
2.5(c) of this Agreement.

          1.1(jj) Note.  The First Amended and Restated Promissory Note
                  -----
evidencing the Loan, substantially in the form of Exhibit A attached hereto, as
                                                  ---------
amended from time to time.

          1.1(kk) Note Receivable.  A promissory note, substantially in the form
                  ----------------
attached hereto as Exhibit L-1 where such note pertains to the sale of any Lot
                   -----------
located in the State of Nevada, and in substantially in the form attached hereto as Exhibit L-2 or Exhibit L-3 where such note pertains to the sale of any SPR
   -----------    -----------
Lot located in the State of Colorado, and in substantially in the form attached hereto as Exhibit L-4 or Exhibit L-5 where such note pertains to the sale of any
          -----------    -----------
HSR Lot located in the State of Colorado.

          1.1(mm) Person.  An individual, partnership, corporation, trust,
                  -------
unincorporated organization or a government or agency or political subdivision thereof.

          1.1(nn) Pledged Deed of Trust.  A Deed of Trust, and all right, title
                  ----------------------
and interest of Borrower therein, which (i) secures payment of a Pledged Note Receivable; (ii) has been assigned by Borrower to Lender; and (iii) has not been reassigned by Lender to Borrower.

          1.1(oo) Pledged Note Receivable.  A Note Receivable in which Lender
                  ------------------------
has a first priority security interest pursuant to this Agreement and which has not been reassigned by Lender to Borrower.

          1.1(pp) Property or Properties.  Any interest in any kind of property
                  -----------------------
or asset, whether real, personal or mixed, tangible or intangible.

          1.1(qq) Purchase Price.  The total cash purchase price of a Lot, as
                  ---------------
set forth in the purchase and sale agreement between Borrower and the Purchaser.

          1.1(ss) Revolving Credit Period.  The period from the date of this
                  ------------------------
Agreement to June 30, 2002.

          1.1(tt) Security.  Shall have the same meaning as in Section 2(1) of
                  ---------
the Securities Act of 1933, as amended.

          1.1(uu) Subdivision.  One of seven subdivisions (NRS 278.320) in a
                  ------------
planned community called Calvada located in Pahrump, Nye County, Nevada, known as Calvada Valley, Calvada Valley North, Calvada Meadows, County View Estates, Country Place II, Vegas Acres Unit 2 and Golden Spring Ranch, and a subdivision known as South Park Ranches located in Park County, Colorado (the "SPR Subdivision") and a subdivision known as Hartsel Springs Ranch consisting of parcels of land within such subdivision known as either Estates of Colorado or Hartsel Ranch located in Park County, Colorado (the "HSR Subdivision").

          1.l(vv) Term.  The period commencing on the date of this Agreement and
                  -----
continuing until December 31, 2005. The term includes both the Revolving Credit Period and the period during which no Advances are permitted.

          1.l(ww) Title Company.  Chicago Title Insurance Corporation or
                  --------------
Security Title Guaranty Co. or any other reputable title insurer acceptable to Lender and doing business in Nye County, Nevada or Park County, Colorado.

          1.1(xx) Title Policy.  A lender's policy of title insurance, in the
                  -------------
face amount of the Note Receivable, issued by the Title Company in favor of Lender, either directly or as assignee of Borrower, insuring that each Deed of Trust constitutes a first priority lien upon the Lot sold to the Purchaser, subject only to the Permitted Exceptions.

          1.1(yy) Voluntary Prepayment.  Any voluntary prepayment permitted to
                  ---------------------
be made by Borrower under the terms of the Note.

                                   SECTION 2
                                   ---------

                                   THE LOAN
                                   --------

     2.1  Revolving Loan.  Upon the terms and subject to the conditions set
          ---------------
forth in this Agreement during the Revolving Credit Period Lender shall make available to Borrower Advances under the Loan in an aggregate principal amount up to the least of (a) $10,000,000.00 or (b) the total amount of the Borrowing Base or (c) an amount, which when aggregated with all other sums advanced and remaining outstanding from Lender and Textron Financial Corporation (hereinafter referred to as ("TFC"), on a combined basis, to Borrower and its subsidiaries, including but not limited to, Brigantine Preferred Properties, Inc. and Steamboat Suites, Inc. would exceed $27,500,000. The Loan shall be funded upon request of Borrower in Advances made no more frequently than two (2) times each calendar month in amounts not exceeding the Borrowing Base less the outstanding principal balance of the Loan immediately prior to each such Advance; provided, however, that in no event shall Borrower be entitled to receive any

Advance hereunder unless the amount of such Advance is equal to or greater than $50,000.00. Upon the terms and subject to the conditions set forth in this Agreement, during the Revolving Credit Period, Borrower may obtain readvances under this Agreement of the amounts repaid.

     2.2  Non-Revolving Period.  Notwithstanding anything contained herein to
          ---------------------
the contrary, no Advances under the Loan will be made after June 30, 2002.

     2.3  Interest Rate.  The outstanding principal balance of the Loan will
          --------------
bear interest at a rate equal to the Interest Rate. The outstanding principal balance of the Loan shall bear interest as of Lender's wiring of funds through its receipt of repayment of the Loan (if received by Lender later than 12 noon, E.S.T., then interest accrual shall be through the next business day following such receipt). After the occurrence and during the continuance of an Event of Default and after the Final Maturity Date (if the Loan is not paid in full on the Final Maturity Date), the Loan will bear interest at the Default Rate.

     2.4  Payments.  Borrower shall make the following payments on the Loan:
          ---------

          2.4(a) Monthly Payments.  One hundred percent (100%) of the funds
                 -----------------
collected from the Pledged Notes Receivable each week will be paid to Lender by Collection Agent pursuant to the Lockbox Agreement, and will be applied by Lender in the following order: first to the payment of out-of-pocket costs or expenses incurred by Lender in good faith in the administration of the Loan or the collection of any amounts due to Lender under any of the Loan Documents; second, to any Late Charges (as defined in the Note) and interest accrued at the Default Rate; third, to the payment of accrued and unpaid interest at the Interest Rate; and thereafter, to the reduction of the principal balance of the Loan. If the amount of the funds received by Lender from Collection Agent with respect to any month is insufficient to pay in full the amount of interest which accrues on the Loan for such month at the Interest Rate, Borrower shall pay the difference to Lender on or before the fifteenth (15th) day of the following month. In the event Borrower receives any payments on any of the Pledged Notes Receivable directly from any Account Debtor(s), Borrower shall deliver such payments to Collection Agent pursuant to the Lockbox Agreement within two (2) Business Days following Borrower's receipt thereof, unless Borrower shall have received notice from Lender as permitted by this Agreement or the Lockbox Agreement requiring that all payments on the Pledged Notes Receivable be paid directly to Lender, in which event such payments shall be delivered to Lender.

          2.4(b) Final Payment.  The entire outstanding principal amount of the
                 --------------
Loan, together with all accrued but unpaid interest, fees, and charges, shall be payable on the Final Maturity Date.

     2.5  Prepayments.
          ------------

          2.5(a) Voluntary Prepayments.  Subject to the provisions of Section
                 ----------------------
2.5(b), Borrower may not prepay the Loan, in whole or in part, prior to December 31, 2001; subject to the terms of this Agreement and to the payment of the applicable premium set forth below in Section 2.5(d), at any time on or after the date hereof, Borrower may prepay the Loan, in whole but not in part, upon thirty (30) day's prior written notice to Lender. Any such prepayment must include all outstanding principal, accrued but unpaid interest, accrued but unpaid fees and charges (if any), and the applicable prepayment premium provided below.

          2.5(b) Permitted Prepayments.  Borrower may prepay the Loan without
                 ----------------------
premium or penalty (i) as a result of any payments or prepayments made under the Pledged Notes Receivable or (ii) in connection with a Mandatory Prepayment required under Section 2.5(c).

          2.5(c) Mandatory Prepayments.  If at any time and for any reason, the
                 ----------------------
outstanding principal balance of the Loan shall exceed the Borrowing Base, then, within three (3) Business Days following Borrower's receipt of telecopied notice from Lender of the occurrence and amount of such excess over the Borrowing Base (provided that if the dollar amount of such excess is not equal to or greater than five percent (5%) of the then outstanding aggregate principal balance of all Pledged Notes Receivable, then, within five (5) Business Days of Borrower's receipt of such telecopied notice); or, absent such telecopied notice, within the later of fifteen (15) days after the end of the calendar month in which such excess occurred or five (5) days after receipt by Borrower of Lender's monthly statement, Borrower shall either: (i) prepay the Loan in an amount sufficient to eliminate the Borrowing Base deficiency; and/or (ii) execute and deliver to Custodian and Title Company all documents other than Title Policies required in order to increase the Borrowing Base in an amount sufficient to eliminate the Borrowing Base deficiency. Except for required Title Policies, which shall be delivered within fifteen (15) days of the initial deliveries, the pledge and delivery to Lender of additional Eligible Notes Receivable shall comply with the document delivery and recordation requirements set forth in Section 5.1(c) of this Agreement and shall be accompanied by a written certification of the Borrower to the effect that such additional Pledged Notes Receivable are Eligible Notes Receivable, and that, after giving effect to the pledge to Lender of such Eligible Notes Receivable, the outstanding principal balance of the Loan will be equal to or less than the adjusted Borrowing Base. If Borrower elects to prepay the Loan pursuant to this Section 2.5(c), no prepayment premium shall be payable in connection with such prepayment.

          2.5(d) Premiums.  Any prepayment of the Loan pursuant to Section
                 ---------
2.5(a) above and not pursuant to Section 2.5(b) or Section 2.5 (c) above must be accompanied by a premium calculated as follows:

          Date of Prepayment                 Premium
          ------------------                 -------

          On or after the date hereof:       one percent (1%) of the outstanding
                                             principal balance of the Loan.

     2.6  Funding Procedure.
          ------------------

          2.6(a) Request for Funding.  At least ten (10) business days in
                 --------------------
advance of any proposed Advance, Borrower shall deliver to Lender a written draw request in the form attached hereto as Exhibit B and made a part hereof ("Draw
                                       ---------
Request"), as further described in Section 5.1(b), hereof along with all other items which Borrower is required to deliver to Lender in connection with the requested Advance.

          2.6(b) Conditions Precedent. Lender shall not be obligated to make any
                 ---------------------
Advance of any portion of the Loan to Borrower pursuant to any request made in accordance with Section 2.6(a) above unless and until Lender determines that all of the conditions described in this Agreement are satisfied, including, without limitation, Section 5 of this Agreement. In addition, Lender shall not be obligated to advance any portion of the Loan to Borrower at any time after the occurrence and during the continuance of an Event of Default, a monetary Default or a material non-monetary Default.

                                   SECTION 3
                                   ---------

                                  COLLATERAL
                                  ----------

     3.1  Grant of Security Interest.  To secure the payment and performance of
          ---------------------------
the Indebtedness, Borrower does hereby unconditionally and irrevocably assign, pledge and grant to Lender a first priority security interest in and to the Primary Collateral as well as a security interest in and to the Secondary Collateral as well as a security interest in and to all other collateral granted to Lender or to TFC under any other loan and security agreement for any other obligation owing by Borrower or any of its subsidiaries to Lender or to TFC. Lender agrees that, notwithstanding the provisions of the preceding sentence to the contrary, upon Borrower's payment in full of the Indebtedness described in clauses (i) through (iii), inclusive, of Section 1.1(y) of this Agreement, Lender shall fully release its security interest in and to all of the Collateral.

     3.2  Delivery of Notes Receivable.  Concurrently herewith, Borrower shall
          -----------------------------
endorse and deliver each of the Pledged Notes Receivable in existence as of the date hereof to Lender. Each of the Pledged Notes Receivable shall be endorsed by Borrower as follows:

          "Pay to the order of Dorfinco Corporation with recourse."

     3.3  Certain Releases.
          -----------------

          3.3(a) Note Payoffs.  Lender agrees to give its written consent to the
                 -------------
release of portions of the Primary Collateral to Borrower or any party designated in writing by Borrower upon receipt of evidence satisfactory to Lender that the Pledged Note Receivable applicable thereto has been paid in full by the Account Debtor.

          3.3(b) Return of Notes Receivable.  Borrower may replace Eligible
                 ---------------------------
Notes Receivable with upgrades or downgrades of such notes without Lender's prior consent so long as (i) no Default or Event of Default exists and is continuing; (ii) the Account Debtor is not more than thirty (30) days past due;
(iii) the aggregate principal balances of the Pledged Notes Receivable which are being (but have not been) replaced do not exceed an amount of more than $100,000.00 outstanding at any one time; and (iv) Lender is notified within ten
(10) days of such replacement and thereafter all Primary Collateral pertinent to such replacement is delivered to Lender or, if applicable, to the Custodian, within the earlier of the next Advance or fifteen (15) days from the date of notification to Lender of such replacement.

          3.3(c) Return of Notes Receivable.  Provided that no Event of Default
                 ---------------------------
has occurred and is continuing and no Default exists, then within fifteen (15) days after its receipt of a written request and all appropriate documentation necessary for release from Borrower, Lender shall endorse or, if there then shall be a Custodian, give appropriate instructions to the Custodian to endorse the Ineligible Notes Receivable specified in the request "Pay to the order of Preferred Equities Corporation, without recourse", and deliver such Ineligible Notes Receivable and the related Pledged Deeds of Trust to Borrower. In addition, if requested by Borrower, Lender shall execute and deliver to Borrower UCC-2 release statements covering the Ineligible Notes Receivable and the portion of the Collateral relating thereto, and an assignment of the related Deeds of Trust being returned to Borrower, provided that such release statements and assignment of Deeds of Trust are limited to the specific Ineligible Notes Receivable and the portion of the Collateral relating thereto being released, are prepared by Borrower at Borrower's sole cost and expense, and are acceptable to Lender and its counsel.

     3.4  Creditworthiness.  Each Purchaser's creditworthiness shall be
          -----------------
satisfactory to Lender in accordance with Borrower's credit standards attached hereto as Schedule 3.4, as the same may be amended from time to time by
          ------------
Borrower, with Lender's prior written consent. Such creditworthiness shall be deemed acceptable to Lender unless Lender has so advised Borrower within two (2) Business Days of Lender's receipt of the applicable Notes Receivable given to support the requested Advance (the "Advance Receivables"). Borrower shall in good faith determine that Advance Receivables comply with Borrower's credit standards based on the information supplied by the Account Debtor. Upon any such advice, Borrower may elect, within three (3) Business Days by written notice, to replace the uncreditworthy Advance Receivable(s), to exclude the uncreditworthy Advance Receivables from the requested Advance or to receive no further Advances under the Loan ("Special Line Termination"). In the event of a Special Line Termination, Borrower may elect at any time thereafter to prepay the Loan as provided in Section 2.5(b) of this Agreement.

     3.5  Representations and Warranties Regarding Collateral.  Borrower hereby
          ----------------------------------------------------
represents and warrants to Lender as follows:

          3.5(a)   Borrower has good and marketable title to the Primary
     Collateral, free and clear of any Lien, except for (i) the security interest created by this Agreement or otherwise created in favor of Lender and (ii) those Liens specifically consented to in writing by Lender. No financing statement or other instrument similar in effect covering all or any part of the Primary Collateral is on file in any filing or recording office, except such as may have been filed in favor of Lender.

          3.5(b)  Attached hereto as Exhibit L-1, Exhibit L-2, Exhibit L-3,
                                     -----------  -----------  -----------
     Exhibit L-4 and Exhibit L-5 and Exhibit M-1, Exhibit M-2 and Exhibit M-3,
     -----------     -----------     -----------  -----------     -----------
     respectively, are true, accurate and complete copies of the forms of Note Receivable and the Deed of Trust in use by Borrower. Attached hereto as Exhibit N-1 is a true, accurate and complete copy of the form of Grant,
     -----------
     Bargain, Sale Deed conveying fee simple interest in a Lot to a Purchaser, in use by Borrower in the State of Nevada. Attached hereto as Exhibit N-2
                                                                   -----------
     and Exhibit N-3 are true, accurate and complete copies of the form of
         -----------
     Special Warranty Deed conveying fee simple interest in a Lot to a Purchaser, in use by Borrower for a SPR Lot and HSR Lot respectively, in the State of Colorado.

          3.5(c) Borrower has the lawful right, power and authority to grant a security interest in the Collateral. This Agreement, together with all filings and other actions necessary or desirable to perfect and protect such security interest, including, without limitation, the endorsement and delivery of all of the Pledged Notes Receivable to the Custodian, when duly taken, create a valid and perfected first priority security interest in the Primary Collateral securing the payment and performance of the Indebtedness; and except as otherwise specifically provided in Section 3.3(b) of this Agreement, Borrower shall not grant extensions of time for the payment of, compromise for less than the full face value, release in whole or in part any Purchaser liable for the payment of, or allow any credit whatsoever except for the amount of cash to be paid upon, any Primary Collateral or any instrument or document representing the Primary Collateral, or release, in whole or in part, any security for any Pledged Note Receivable, including, without limitation, a Pledged Deed of Trust.

          3.5(d)  Except for filings with the Nevada and Colorado Secretaries of State and the Park County, Colorado and Nye County, Nevada Recorders' offices, no authorization, approval or other action by, and no notice to or filing with, any other governmental authority or regulatory body is required either (i) for the grant by Borrower of the security interest herein granted or for the execution, delivery or performance of this Agreement by Borrower, or (ii) for the perfection or exercise by Lender of its rights and remedies hereunder; nor shall the loss of, or damage to, the Collateral release Borrower from any of the Indebtedness except as provided in NRS 104.9501 et. seq., or any equivalent provision of Colorado law, if
                     --------
     any.

          3.5(e) Borrower is the legal owner and holder of the Primary Collateral, with full right, power and authority (without the consent of any party) to assign its right, title and interest in and to all the Collateral to Lender in accordance with the terms hereof.

          3.5(f) The unpaid principal balance owing on each of the Pledged Notes Receivable deemed to be an Eligible Note Receivable is as set forth on the Draw Request form submitted to Lender from time to time pursuant to
     Section 5 of this Agreement.

          3.5(g) Borrower shall pay and discharge, when due, all taxes, levies and other charges upon the Collateral and upon the goods evidenced by any documents constituting Collateral and shall protect, defend and indemnify Lender against and save it harmless from all claims of any Persons other than Lender, and this indemnity shall include all reasonable attorneys' fees and legal expenses incurred in good faith.

          3.5(h) There have been no modifications or amendments to the Pledged Notes Receivable or the Pledged Deeds of Trusts which are not fully disclosed in the respective instruments or in written addenda attached thereto.

          3.5(i) The makers of the Eligible Notes Receivable have no defenses, offsets, counterclaims or claims relating to the Eligible Notes Receivable or the Deeds of Trust.

          3.5(j) The Pledged Notes Receivable and the Pledged Deeds of Trust were executed by Purchasers in connection with the purchase of Lots.

          3.5(k) The Pledged Deeds of Trust constitute valid and enforceable first and prior liens and security interests on the Purchaser's respective fee simple interests in the Lot or Lots subject thereto.

          3.5(1) The Pledged Notes Receivable and the Pledged Deeds of Trust are in full force and effect and are valid and binding obligations of the respective Account Debtors.

          3.5(m) The grant of the security interests described herein has not affected the validity or enforceability of the obligations of the Accounts Debtors under their respective Pledged Notes Receivable and Pledged Deeds of Trust.

          3.5(n) Prior to each Advance with respect thereto, Borrower shall deliver to the Custodian each original executed Pledged Note Receivable and the original or a conformed copy of each Pledged Deed of Trust. If a conformed copy of a Pledged Deed of Trust is delivered, Borrower shall deliver the recorded original thereof promptly after it is returned by the Recorder's office of the County in which the encumbered property is located.

     3.6  Security Agreement Transition Provisions Addressing Revised Article 9
          ---------------------------------------------------------------------

          3.6(a)  Concerning Revised Article 9 of the Uniform Commercial Code.
                  -----------------------------------------------------------
     The parties acknowledge and agree to the following provisions of this Agreement in anticipation of the application, in one or more jursidictions to the transactions contemplated hereby, of the revised Article 9 of the Uniform Commercial Code in the form or substantially in the form approved by the American Law Institute and the National Conference of Commissioners on Uniform State Law and contained in the 1999 Official Text of the Uniform Commercial Code ("Revised Article 9").

          3.6(b)  Attachment.  In applying the law of any jurisdiction in which
                  ----------
     Revised Article 9 is in effect, the Collateral shall include all of the assets of the Debtor set forth in Section 1.1 (i) above, whether or not within the scope of Revised Article 9. The Collateral shall include, without limitation, the following categories of assets as defined in Revised Article 9: goods (including inventory, equipment and any accessions thereto) located in or on any Lot encumbered by a Pledged Deed of Trust, instruments (including promissory notes), documents, accounts, chattel paper (whether tangible or electronic), deposit accounts, letter-of-credit rights (whether or not the letter of credit is evidenced by a writing), commercial tort claims, securities and all other investment property, general intangibles (including payment intangibles and software), supporting obligations and any and all proceeds of any thereof, wherever located, whether now owned and hereafter acquired. If the Debtor shall at any time, whether or not Revised Article 9 is in effect in any particular jurisdiction, acquire a commercial tort claim, as defined in Revised
     Article 9, the Debtor shall immediately notify the Secured Party in writing signed by the Debtor of the brief details thereof and grant the Secured Party in such writing a security interest therein and in the proceeds thereof, all upon the terms of this Agreement, with such writing to be in form and substance satisfactory to the Secured Party.

          3.6(c)  Additional Grant of Security Interest in Specified Property.
                  -----------------------------------------------------------
     Debtor acknowledges and agrees that in anticipation of the possible application, in one or more jurisdictions of the revised Article 9 of the Uniform Commercial Code in the form or substantially in the form approved by the American Law Institute and the National Conference of Commissioners on Uniform State Law and contained in the 1999 Official Text of the Uniform Commercial Code ("Revised Article 9") that the Debtor, in addition to the items previously described as constituting Collateral hereby gives, grants, bargains, assigns and confirms that it has granted a security interest in the following now owned or hereafter acquired and wherever located properties, assets and rights of the Debtor:

     All other goods, rights to payment of money, insurance refund claims and all other insurance claims and proceeds, tort claims, electronic chattel paper, securities and other investment property, rights to proceeds of letters of credit, letter of credit rights, supporting obligations of every nature, all tax refund claims, license fees, rights to sue and recover for past infringement of patents, trademarks and copyrights, computer programs, computer software, engineering drawings, customer lists, goodwill and all licenses, permits, agreements of any kind or nature pursuant to which (i) the Debtor operates or has authority to operate, (ii) the Debtor possesses, uses or has authority to possess or use property (whether tangible or intangible) of others, or (iii) others possess, use or have authority to possess or use property (whether tangible or intangible) of the Debtor, and all recorded data of any kind or nature, regardless of the medium of recording, including without limitation, all software, writings, plans, specifications and schematics.

     Debtor acknowledges and agrees that, with respect to any term used herein that is defined in either (a) Article 9 of the Uniform Commercial Code as in force in the jurisdiction in which this financing statement was signed by the Debtor at the time that it was signed or (b) Article 9 as in force at any relevant time in the jurisdiction in which this financing statement is filed, the meaning to be ascribed thereto with respect to any particular item of property shall be that under the more encompassing of the two definitions.

     The Debtor further acknowledges and agrees that the grant of Collateral in this Loan and Security Agreement covers, and is intended to cover, all assets of the Debtor.

          3.6(d)  Perfection by Filing.  The Secured Party may at any time and
                  --------------------
     from time to time, pursuant to the provisions of Section 10.12 hereof, file financing statements, continuation statements and amendments thereto that describe the Collateral as all assets of the Debtor or words of similar effect and which contain any other information required by Part 5 of Revised Article 9 for the sufficiency or filing office acceptance of any financing statement, continuation statement or amendment, including whether the Debtor is an organization, the type of organization and any organization identification number issued to the Debtor. The Debtor agrees to furnish any such information to the Secured Party promptly upon request. Any such financing statements, continuation statements or amendment may be signed by the Secured Party on behalf of the Debtor, as provided in Section
     10.12 hereof, and may be filed at any time in any jurisdiction whether or not Revised Article 9 is then in effect in that jurisdiction. In those jurisdictions where, Revised Article 9 is adopted and in effect, Secured Party may file such financing statements, continuation statements or amendments without the signature of the Debtor based upon Debtor's execution of this Agreement as an "Authenticated Document".

          3.6(e)  Other Perfection, etc.  The Debtor shall at any time and from
                  ----------------------
     time to time, whether or not Revised Article 9 is in effect in any particular jurisdiction, take such steps as the Secured Party may reasonably request for the Secured Party (a) to obtain an acknowledgment, in form and substance satisfactory to the Secured Party, of any bailee having possession of any of the Collateral that the bailee holds such Collateral for the Secured Party, (b) to obtain "control" of any investment property, deposit accounts, letter-of-credit rights or electronic chattel paper (as such terms are defined in Revised Article 9 with corresponding provisions in Rev. (S)(S) 9-104, 9-105, 9-106 and 9-107 relating to what constitutes "control" for such items of Collateral), with any agreements establishing control to be in form and substance satisfactory to the Secured Party, and (c) otherwise to insure the continued perfection and priority of the Secured Party's security interest in any of the Collateral and of the preservation of its rights therein, whether in anticipation and following the effectiveness of Revised Article 9 in any jurisdiction.

          3.6(f)  Other Provisions.  In applying the law of any jurisdiction in
                  ----------------
     which Revised Article 9 is in effect, the following references to sections of existing Article 9 of that jurisdiction shall be to the Revised Article 9 Section of that jurisdiction as indicated below:

--------------------------------------------------------------------------------
Existing Article 9              Revised Article 9
--------------------------------------------------------------------------------
(S) 9-103(3)                    Rev. (S) 9-102(a)(34)
--------------------------------------------------------------------------------
(S) 9-207                       Rev. (S) 9-207
--------------------------------------------------------------------------------
(S)(S) 8-106 and 9-115 (1994)   Rev. (S)(S) 8-106 and 9-106
--------------------------------------------------------------------------------
(S) 9-504(1)(c)                 Rev. (S)(S) 9-608(a)(1)(C) and 9-615(a)(3)
--------------------------------------------------------------------------------

          3.6(g)  Savings Clause.  Nothing contained in this Section shall be
                  --------------
     construed to narrow the scope of the Secured Party's security interest in any of the Collateral or the perfection or priority thereof or to impair or otherwise limit any of the rights, powers, privileges or remedies of the Secured Party hereunder except (and then only to the extent) mandated by Revised Article 9 to the extent then applicable.

                                   SECTION 4
                                   ---------

                        CONDITIONS PRECEDENT TO CLOSING
                        -------------------------------

     4.1  Conditions Precedent.  The obligation of Lender to make the Loan shall
          --------------------
be subject to the satisfaction of each of the following conditions precedent:

          4.1(a) Opinions of Counsel.  Lender shall have received the opinion of
                 -------------------
     counsel for Borrower and Guarantor, dated as of the Closing Date, substantially in the form of Exhibit D to this Agreement; and
                                  ---------

          4.1(b) Representations, Warranties, Covenants and Agreements.  The
                 ------------------------------------------------------
     representations and warranties contained in the Loan Documents (including, without limitation, those contained in Section 3.5 and Section 6 hereof) shall be true and correct in all respects, and all covenants and agreements contained in this Agreement have been complied with and performed by Borrower to the satisfaction of Lender.

          4.1(c) Officer's Certificates.
                 -----------------------

                 (i) Lender shall have received a certificate, in form satisfactory to it, dated as of the Closing Date and signed by the President, Executive Vice President or a Senior Vice President of Preferred Equities Corporation, certifying that the conditions specified in Section 4.1 of this Agreement have been fulfilled; and

                 (ii) Lender shall have received a certificate, in form satisfactory to it, dated as of the Closing Date and signed by the President, Vice President or Secretary of Colorado Land Grazing Corp., certifying that the conditions specified in Section 4.1 of this Agreement have been fulfilled; and

                 (iii) Lender shall have received a certificate, in form satisfactory to it, dated as of the Closing Date and signed by the President, Executive Vice President or a Senior Vice President of Preferred Equities Corporation, the President, Vice President or Secretary of Colorado Land Grazing Corp. and by the President and Secretary of Guarantor, certifying all material facts pertinent to this transaction and all material facts pertinent to the legal opinions specified in Section 4.1(a) above, including facts and representations regarding the sales practices of Preferred Equities Corporation and Colorado Land Grazing Corp.

          4.1(d) Note.  The Note shall have been duly executed by Borrower and
                 -----
     delivered to Lender.

          4.1(e) No Default.  No Default or Event of Default shall exist and be
                 -----------
     continuing.

          4.1(f) Borrower Organization, Authority. There shall have been
                 ---------------------------------
     delivered to Lender by Borrower at least fifteen (15) business days prior to the Closing Date:

                 (i) if changed or revised from that last received by Lender, copies of the articles of incorporation of Preferred Equities Corporation and any amendments thereto certified to be true and complete by the Nevada Secretary of State, certificates of good standing for Preferred Equities Corporation from the Nevada Secretary of State and the secretary of state of each other jurisdiction wherein Preferred Equities Corporation is conducting business, and copies of the bylaws of Preferred Equities Corporation certified to be true and correct by the Secretary or Assistant Secretary of Borrower and copies of the articles of incorporation of Colorado Land and Crazing Corp. and any amendments thereto certified to be true and complete by the Colorado Secretary of State, certificates of good standing for Colorado Land and Crazing Corp. from the Colorado Secretary of State and the secretary of state of each other jurisdiction wherein Colorado Land and Crazing Corp. is conducting business, and copies of the bylaws of Colorado Land and Crazing Corp. certified to be true and correct by the Secretary or Assistant Secretary of Borrower; and

                 (ii) certificates of the Secretary or Assistant Secretary of Preferred Equities Corporation and Colorado Land and Crazing Corp. certifying the adoption by the board of directors thereof of a resolution authorizing specified officers of Preferred Equities Corporation and Colorado Land and Crazing Corp. to enter into and execute this Agreement, the Note, and the other documents in connection therewith and to borrow the Loan from Lender; and

                 (iii) certificates of the Secretary or Assistant Secretary of Preferred Equities Corporation and Colorado Land and Crazing Corp. certifying the incumbency of, and verifying the authenticity of the signatures of, the officers of

          Preferred Equities Corporation and Colorado Land and Crazing Corp. authorized to sign this Agreement, the Note and the other documents in connection therewith.

          4.1(g) Guarantor Organization, Authority. There shall have been
                 ----------------------------------
     delivered to Lender by Guarantor at least fifteen (15) business days prior to the Closing Date:

                 (i) if changed or revised from that last received by Lender, copies of the articles of incorporation of Guarantor and any amendments thereto certified to be true and complete by the New York Secretary of State, certificates of good standing for Guarantor from the New York Secretary of State and the secretary of state of each other jurisdiction wherein Guarantor is conducting business, and copies of the bylaws of Guarantor certified to be true and correct by the Secretary or Assistant Secretary of Guarantor;

                 (ii) a certificate of the Secretary or Assistant Secretary of Guarantor certifying the adoption by the board of directors thereof of a resolution authorizing specified officers of Guarantor to enter into and execute the Guaranty and the other documents in connection therewith; and

                 (iii) a certificate of the Secretary or Assistant Secretary of Guarantor certifying the incumbency of, and verifying the authenticity of the signatures of, the officers of Guarantor authorized to sign the Guaranty and the other documents in connection therewith.

          4.1(h) Evidence of Insurance. Lender shall have received evidence
                 ----------------------
     satisfactory to Lender that Borrower is maintaining all policies of insurance required by and in accordance with Section 7.1(d).

          4.1(i) Approval by Lender. If an Advance is to be made on the Closing
                 -------------------
     Date, Lender shall have determined that sufficient Eligible Notes Receivable exist to support the Advance.

          4.1(j) Applicable Laws. Lender shall have received evidence
                 ----------------
     satisfactory to Lender that Borrower is in compliance with all applicable laws in connection with the creation of the Lots, the intended use and occupancy thereof for single family residential purposes and the offering of the Lots for sale to the general public in interstate commerce, including, without limitation, the Lot Sales Acts.

          4.1(k) Litigation. There shall be no bankruptcy, foreclosure action or
                 -----------
     other material litigation or judgments pending or outstanding against any Subdivision, Collateral, Borrower, Guarantor or any of the principal officers of Borrower (each a "Material Party") as of the Closing Date. "Other material litigation" shall not include matters (i) in which a Material Party is plaintiff and no counterclaim is pending; (ii) which Lender determines, in its sole discretion, are immaterial due to settlement, insurance coverage, frivolity, or amount of claim; or (iii) described in
     Schedule 6.7 to this Agreement.
     ------------

          4.1(1) Loan Documents.  To secure and/or ensure full and complete
                 ---------------
     payment and performance of the Loan, Borrower shall have executed and delivered (or cause to be executed and delivered, as the case may be) to Lender, on or prior to the Closing Date, the following Loan Documents:

                 (i)    Lockbox Agreement. The Lockbox Agreement, executed by
                        -----------------
          Collection Agent, Borrower and Lender.

                 (ii)   Custodial Agreement. The Custodial Agreement, executed
                        -------------------
          by Custodian, Borrower and Lender.

                 (iii)  Guaranty. An unconditional, continuing guaranty
                        --------
          agreement executed by Guarantor, substantially in the form attached hereto as Exhibit G.
                    ---------

                 (iv)   Assignment of Additional Collateral. Borrower shall have
                        ------------------------------------
          executed and delivered to Lender an Assignment of Additional Collateral substantially in the form attached hereto as Exhibit I.
                                                                  ---------

                 (v)    Subordination Agreement. A Subordination Agreement
                        -----------------------
          executed by Borrower, Guarantor, each officer of Borrower who is an affiliate of Guarantor, each subsidiary of Borrower (except Central Nevada Utilities Company and those subsidiaries listed in Schedule 6.6
                                                                    ------------
          noted with an asterisk) and each subsidiary of Guarantor other than Borrower, substantially in the form attached hereto as Exhibit J.
                                                                 ---------

                 (vi)   Environmental Indemnity.  An Environmental Indemnity
                        ------------------------
          Agreement, executed by Borrower in favor of Lender, substantially in the form attached hereto as Exhibit K.
                                      ---------

                 (vii)  Financing Statements.  UCC Financing Statements covering
                        ---------------------
          the Collateral, in form and substance satisfactory to Lender and its counsel, to be recorded in Nye County, Nevada, and with the Nevada Secretary of State (if the Collateral was generated by the sale of lots in Nye County, Nevada) or in Park County, Colorado and with the Colorado Secretary of State (if the Collateral was generated from the sale of SPR Lots or HSR Lots).

                 (viii) Other Items. Such other agreements, documents,
                        ------------
          instruments and certificates as Lender may request in good faith to evidence the Indebtedness and to evidence and perfect the liens and security interests contemplated by the Loan Documents.

          4.1(m)  UCC Searches. Lender shall have obtained such searches of the
                  -------------
     applicable
     public records as it deems necessary under Nevada and Colorado law to verify that it has a first and prior perfected lien and security interest covering all of the Primary Collateral. Lender shall not be obligated to fund any Advance if Lender determines that it does not have a first and prior perfected lien and security interest covering any portion of the Primary Collateral.

          4.1(n) Government Permits. Lender shall have received copies of all
                 -------------------
     applicable governmental permits, subdivision approvals, consents and licenses for the intended use and operation of the Subdivisions and the Lots, and letters from utility companies confirming that water, sanitary sewer, electricity, and telephone service are or will be made available to each of the Lots encumbered by the Pledged Deeds of Trust.

          4.1(o) Lot Sale Documents. Lender shall have received copies and
                 -------------------
     approved of the form of all documents relating to the purchase, sale, conveyance and financing of the Lots (the "Lot Sale Documents"), including:

                 (i) the current registration with and approval from the Real Estate Division of the Department of Commerce of the State of Nevada (for Lots located or sold in the State of Nevada) and registration with and the approval of the Colorado Real Estate Commission of the State of Colorado (for Lots located in the State of Colorado), to sell the Lots;

                 (ii) other current registrations, approvals and permits for creation, offering for sale and sale of the Lots; and

                 (iii) the current forms of all documents used to sell, convey or finance the Lots, including but not limited to the Lot purchase and sale agreement, the Grant, Bargain, Sale Deed for the Lots, the Note Receivable, the Deed of Trust, truth-in-lending statements and the Assignment of Deed of Trust to Lender.

          4.1(p) Real Property Information. There shall have been delivered to
                 --------------------------
     Lender by Borrower at least fifteen (15) business days prior to the Closing
     Date:

                 (i) evidence satisfactory to Lender that each of the Lots encumbered by the Pledged Deeds of Trust has been separately assessed and constitutes a single parcel for property tax purposes;

                 (ii) evidence, which is satisfactory to Lender acting in good faith, that Borrower has good and marketable fee simple title to unsold Lots, subject to no Liens other than purchase money deeds of trust as listed in Schedule 4.1(p) to this Agreement;
                             ---------------

                 (iii) copies of recorded plat maps of the Subdivisions that identify the location of all Lots together with copies satisfactory to Lender of recorded exceptions to title appearing on any Title Policy; provided, however, that each

          Title Policy insures over matters of survey;

               (iv) a "Phase I" engineering report or reports covering each Subdivision, confirming:

                       (1) the absence of Hazardous Materials at the Subdivisions; and

                       (2) that the engineering firm has obtained, reviewed and included within its report a CERCLIS printout from the Environmental Protection Agency (the "EPA"), statements from the EPA and other applicable state and local authorities and such other information as Lender may reasonably require, all of which information shall confirm that there is no known or suspected toxic or hazardous waste site located at any of the Subdivisions or in such proximity thereto as to create a material risk of contamination of any of the Subdivisions or any Lot encumbered by a Pledged Deed of Trust.

          4.1(q) Taxes. Evidence satisfactory to Lender that all taxes owed by
                 ------
     Borrower have been paid, including but not limited to sales taxes, payroll taxes, personal property taxes, real property taxes, and income taxes.

          4.1(r) Financial Statements. Current consolidated financial statements
                 --------------------
     for Borrower and Guarantor in form and substance satisfactory to Lender.

          4.1(s) Audit. Information satisfactory to Lender to allow Lender to
                 ------
     conduct an audit of Borrower's and Guarantor's operations, assets, liabilities and the Collateral prior to the Closing Date.

          4.1(t) Additional Items. Lender shall have received such additional
                 -----------------
     agreements, documents, instruments and certificates as it deems in good faith appropriate or necessary to effectuate the transactions contemplated by this Agreement.

     4.2  Proceedings Satisfactory. All actions taken in connection with the
          -------------------------
execution of this Agreement and the Note and all documents and papers relating thereto or submitted to Lender pursuant to this Agreement shall be satisfactory to Lender and its counsel. Lender and its counsel shall have received copies of such documents and papers as Lender or such counsel may reasonably request in connection therewith or as a basis for the closing opinion, if any, of Lender's counsel, all in form and substance satisfactory to Lender and its counsel.

     4.3  Expenses. Borrower shall have paid all fees and expenses required to
          ---------
be paid by Section 7.1(cc) of this Agreement.

                                   SECTION 5
                                   ---------

                       CONDITIONS PRECEDENT TO ADVANCES
                       --------------------------------

     5.1  Advances.  The obligation of Lender to make an Advance shall be
          ---------
subject all of the conditions precedent applicable to the closing of the Loan, including those set forth in Section 4 and Schedule 4.4.
                                           ------------

          5.1(a) Closing Conditions. Borrower shall have satisfied all of the
                 -------------------
     conditions precedent applicable to the closing of the Loan, including those set forth in Section 4 and Schedule 4.4.
                                -------------

          5.1(b) Draw Request. Borrower shall have delivered a completed Draw
                 -------------
     Request substantially in the form of Exhibit B attached hereto, which
                                          ---------
     shall:

                 (i) be in writing and shall designate the amount of the Borrowing Base for the requested Advance;

                 (ii) be delivered to the office of Lender at least ten (10) business days prior to the date of the requested Advance;

                 (iii) be signed by a principal financial or executive officer of Borrower;

                 (iv) designate the principal amount of the Advance requested and the account to which the proceeds of such Advance are to be transferred;

                 (v) state that the representations and warranties of Borrower contained in this Agreement are true and correct as of the date of the request and, after giving effect to the making of such requested Advance, will be true and correct as of the date on which the requested Advance is to be made, except as previously or contemporaneously disclosed in writing to Lender and, if permission or consent is required under this Agreement, such permission or consent has been granted in writing by Lender, or as otherwise permitted by this Agreement;

                 (vi) state that no Default or Event of Default exists as of the date of the request and, after giving effect to the making of such requested Advance, no Default or Event of Default would exist as of the date on which the requested Advance is to be made;

                 (vii) certify that Borrower has no knowledge of any asserted or threatened defense, offset, counterclaim, discount not disclosed in writing to Lender or allowance not disclosed in writing to Lender in respect of each Note Receivable to be pledged in connection with such requested Advance; and

                 (viii) contain an aging report of the Notes Receivable.

          5.1(c)  Collateral Documents. Not less than fifteen (15) business days
                  ---------------------
     prior to
     the date of the requested Advance, Borrower shall have:

                 (i) delivered to Custodian, with a copy to Lender, (or if Lender shall so instruct, to Lender) sufficient Eligible Notes Receivable to support the Advance requested, together with an executed and acknowledged Assignment of Notes Receivable relating thereto in the form of Exhibit H.1-1 (as to the Lots sold in the State of Nevada)
                      -------------
          and Exhibit H.1-2 (as to the SPR Lots sold in the State of Colorado)
              -------------
          and Exhibit H.1-3 (as to the HSR Lots sold in the State of Colorado)
              -------------
          attached hereto and made a part hereof;

                 (ii) delivered to Title Company, with a copy to Lender and Custodian, (or if Lender shall so instruct, to Lender) a list of all Pledged Deeds of Trust and the Lots encumbered thereby, which are to be the subject of such requested Advance, together with an executed and acknowledged Assignment of Deeds of Trust relating thereto in the form attached hereto, made a part hereof and marked as Exhibit H.2-1
                                                                 -------------
          (for Deeds of Trust encumbering Lots in the State of Nevada), and in the form attached hereto, made a part hereof and marked as Exhibit
                                                                     -------
          H.2-2 (for Deeds of Trust encumbering SPR Lots), and in the form
          -----
          attached hereto, made a part hereof and marked as Exhibit H.2-3 (for
                                                            -------------
          Deeds of Trust encumbering HSR Lots) and such additional information as Lender may in good faith request.

                 (iii) delivered to Custodian, with a copy to Lender, (or, if Lender shall so instruct, to Lender) the original of each Pledged Note Receivable (duly endorsed) referred to in such Assignment of Notes Receivable, together with the original or a conformed copy of each Pledged Deed of Trust referred to in such Assignment of Deeds of Trust, the related Truth-in-Lending Statement and "right to cancel notice" required under Nevada or Colorado statutes, as may be applicable, and copies of all other related Lot Sale Documents in respect of each such Pledged Note Receivable which Lender may request, together with a copy of the applicable recorded Grant, Bargain, Sale Deed;

                 (iv) delivered to Lender, (or, if Lender shall so instruct, the Custodian, or an acceptable escrow agent with instructions to deliver the original thereof to Custodian upon recordation) the Title Policy with respect to each Lot encumbered by a Pledged Deed of Trust; and

                 (v) delivered to Lender (or, if Lender shall so instruct, the Custodian) UCC Financing Statements covering the Collateral, to be recorded in the County in which the Lot is located and with the Secretary of State of the State of the State in which the Lot is located.

     The aforesaid Deeds of Trust and the assignments thereof to Lender shall each have been duly recorded in the land records of the Nye County, Nevada Recorder or Park County, Colorado, as may be applicable, or in such other land records as may be required to constitute the same a valid first lien on the Lot encumbered thereby and an effective assignment of the same to

Lender. The aforesaid mortgagee's title insurance policies shall be in form and substance satisfactory to Lender and shall be issued by a title insurance company satisfactory to Lender and name Lender, either as the Original insured party or by way of an endorsement thereto (which endorsement shall have been delivered to Lender), as the insured party thereon. If requested by Borrower, the contemporaneous funding of the requested Advance and delivery of the aforesaid Collateral and Title Policies and recording of the assignments of the Pledged Deeds of Trust shall be effected by way of an escrow arrangement with the Title Company, the form and substance of which shall be satisfactory to Lender.

          5.1(4) Proceeds. The amount of such requested Advance shall equal or
                 ---------
     exceed the amount necessary to pay to any holder of a senior or junior Lien in and to Pledged Notes Receivable being delivered in connection with such requested Advance and/or being encumbered by the liens in favor of Lender provided herein to procure the absolute and complete release of such senior or junior Lien in and to such Pledged Notes Receivable.

          5.1(e) Other Conditions. The making of each requested Advance shall
                 -----------------
     further be subject to the satisfaction of the following conditions:

                 (i) no Default or Event of Default shall exist immediately prior to the making of such requested Advance or, after giving effect thereto, immediately after the making of such requested Advance;

                 (ii) each agreement required to have been executed and delivered in connection with any prior Advance shall be in full force and effect;

                 (iii) the date on which such requested Advance is to be made is not on or after the Revolving Credit Period expires and shall be a Business Day;

                 (iv) Borrower shall have delivered to Lender a current aging report in respect of all Pledged Notes Receivable previously pledged hereunder and the Pledged Notes Receivable being pledged contemporaneously with such requested Advance, which report shall be in form and substance satisfactory to Lender; shall show which of such Pledged Notes Receivable is delinquent and the duration of such delinquency; and shall be as of the last day of the preceding month;

                 (v) not more than one Advance shall have previously been made in the same calendar month in which such requested Advance is to be made; and

                 (vi) such requested Advance shall be in a principal amount of not less than $50,000.00.

          5.1(f) Expenses. Borrower shall have paid all fees and expenses
                 --------
     required to be paid by Section 7.1(cc) of this Agreement in connection with such requested Advance.

          5.1(g) Proceedings Satisfactory. All actions taken in connection with
                 -------------------------
     such requested Advance and all documents and papers relating thereto shall be satisfactory to Lender and its counsel acting in good faith. Lender and its counsel shall have received copies of such documents and papers as Lender or such counsel may in good faith request in connection with such requested Advance, all in form and substance satisfactory to Lender and its counsel.

                                   SECTION 6
                                   ---------

                    GENERAL REPRESENTATIONS AND WARRANTIES
                    --------------------------------------

     Borrower hereby represents and warrants to Lender as follows:

     6.1  Organization, Standing, Qualification. Borrower (a) is a corporation
          --------------------------------------
duly organized, validly existing and in good standing under the laws of the State of Nevada (as to Preferred Equities Corporation) and is a corporation duly organized, validly existing and in good standing under the laws of the State of Colorado (as to Colorado Land and Grazing Corp.), (b) are duly qualified and in good standing as a foreign corporation under the laws of those states wherein the nature of its business or the ownership of its properties requires such qualification, and (c) have all requisite power, corporate or otherwise, to conduct their business and to execute and deliver, and to perform their obligations under, the Loan Documents.


     6.2  Authorization, Enforceability, Etc.
          -----------------------------------

          6.2(a)   The execution, delivery and performance by Borrower of the
Loan Documents has been duly authorized by all necessary corporate action by Borrower and does not and will not (i) violate any provision of the certificate or articles of incorporation, bylaws, or any agreement, law, rule, regulation, order, writ, judgment, injunction, decree, determination or award presently in effect to which Borrower is a party or is subject; (ii) result in, or require the creation or imposition of, any lien upon or with respect to any asset of Borrower other than liens and security interests in favor of Lender; or (iii) result in a breach of, or constitute a default by Borrower under, any indenture, loan or credit agreement or any other agreement, document, instrument or certificate to which Borrower is a party or by which it or any of its assets are bound or affected.

          6.2(b)   No approval, authorization, order, license, permit, franchise or consent of, or registration, declaration, qualification or filing with, any governmental authority is required in connection with the execution, delivery and performance by Borrower of any of the Loan Documents.

          6.2(c)   The Loan Documents, when duly executed and delivered by
Borrower, will constitute legal, valid and binding obligations of Borrower, enforceable against Borrower in accordance with their respective terms, subject to the exceptions, limitations and qualifications set forth in the closing opinion relating to Borrower referred to in Section 4.1(a) of this

Agreement.

          6.2(d)   Each of the Eligible Notes Receivable and Pledged Deeds of
Trust constitutes the legal, valid and binding obligations of the respective Account Debtor thereof, enforceable against such Account Debtor in accordance with their respective terms, subject to the same exceptions, limitations and qualifications referred to in Section 6.2(c) above and to the procedural requirements and limitations of NRS 40.430, NRS 40.451 et. seq. and NRS 107.020
                                                       --------
et. seq. and similar provisions of Colorado law, if any, and to the best
--------
knowledge of Borrower, none of the Pledged Notes Receivable is forged or has affixed thereto any unauthorized signatures or has been entered into by any Person without the required legal capacity; and during the term of this Agreement, none will be forged, or will have affixed thereto, any unauthorized signatures or will be entered into by any Person without the required legal capacity.

     6.3  Financial Statements and Business Condition.  Preferred Equities
          --------------------------------------------
Corporation's and Guarantor's annual financial statements were prepared in accordance with GAAP and fairly present the respective financial conditions and results of operations of Preferred Equities Corporation and Guarantor as of the date or dates thereof and for the periods covered thereby. There were no material liabilities, direct or indirect, fixed or contingent, of Preferred Equities Corporation or Guarantor as of the dates of such annual financial statements which were not reflected therein or in the notes thereto, which have not otherwise been disclosed to Lender in writing. Preferred Equities Corporation's and Guarantor's quarterly interim financial statements fairly present the respective financial conditions and results of operation of Preferred Equities Corporation and Guarantor as of the dates thereof and for the periods covered thereby, subject to any changes required as a result of year end adjustments. Except for any such changes heretofore expressly disclosed in writing to Lender, there has been no material adverse change in the respective financial conditions of Preferred Equities Corporation or Guarantor from the financial conditions shown in their respective financial statements, nor have Preferred Equities Corporation or Guarantor incurred any material liabilities, direct or indirect, fixed or contingent, which are not shown in their respective financial statements. Preferred Equities Corporation is able to pay all of its debts as they become due, Preferred Equities Corporation shall maintain such solvent financial condition, giving effect to the Indebtedness, as long as Preferred Equities Corporation is obligated to Lender under this Agreement or in any other manner whatsoever. Preferred Equities Corporation's obligations under this Agreement and under the Loan Documents will not render Preferred Equities Corporation unable to pay its debts as they become due. The present fair market value of its assets is greater than the amount required to pay its total liabilities.

     6.4  Taxes. Borrower has paid all ad valorem taxes and other taxes and
          ------
assessments that are due and payable against its Properties, including each of the Lots owned by Borrower, and knows of no basis for any additional taxes or assessments against the Lots or such other Properties. Borrower has filed all tax returns required to have been filed by it and has paid all taxes shown to be due and payable on such returns, including interest and penalties, and all other taxes which are payable by it, to the extent the same have become due and payable.

     6.5  Title to properties: Prior Liens.
          ---------------------------------

          6.5(a) Lots. Borrower has good and marketable title to the Lots, and
                 -----
there are no Liens against the Lots other than (i) as set forth in Schedule
                                                                   --------
4.1(p) to this Agreement, (ii) covenants, conditions, restrictions and easements
------
of record as set forth in Schedule 6.5(a) or otherwise approved in writing by
                          ---------------
Lender and (iii) real property taxes which are a lien but the current installments of which are not yet due and payable (clauses (ii) and (iii) hereof being collectively the "Permitted Exceptions").

          6.5(b) Other Properties. With the exception of the temporary
                 -----------------
unmarketability of title to Borrower's interests in a 48.7 acre parcel resulting from Borrower's reconfiguration of the Preferred RV Resort, Borrower has good and marketable record or beneficial title to its other real Property, subject to various Liens. Borrower is not in material default under any of the documents evidencing or securing any indebtedness which is secured, wholly or in part, by such other real Property, and no event has occurred which with the giving of notice, the passage of time or both, would constitute a material default under any of the documents evidencing or securing any such indebtedness.

     6.6  Subsidiaries and Capital Structure. Borrower has no subsidiaries other
          -----------------------------------
than the subsidiaries identified in Schedule 6.6 to this Agreement or otherwise
                                    ------------
disclosed to Lender. With the exception of Central Nevada Utilities Company and Central Nevada Realty Company, Borrower has no affiliates that have any involvement or interest in the Subdivisions in any way. Preferred Equities Corporation is the sole stockholder of Colorado Land and Grazing Corp., and shall remain the sole stockholder of Colorado Land and Grazing Corp. as long as of Colorado Land and Grazing Corp. is obligated to Lender under this Agreement. The Guarantor is the sole stockholder of Borrower, and shall remain the sole stockholder of Borrower, as long as Borrower is obligated to Lender under this Agreement.

     6.7  Litigation, Proceedings, Etc. Except as set forth in Schedule 6.7
          -----------------------------                        ------------
attached to this Agreement, there are no actions, suits, proceedings, orders or injunctions pending or threatened against or affecting Borrower or Guarantor, at law or in equity, or before or by any governmental or quasi-governmental authority or agency, which (a) could have a material adverse effect on Borrower or Guarantor or (b) relate to the Loan or any of the Subdivisions or the Lots. Borrower has received no notice from any court or governmental authority alleging that Borrower has violated the Lot Sales Acts or any other applicable laws.

     6.8  Licenses, Permits, Etc.  Borrower, and any affiliate of Borrower
          -----------------------
having any involvement or interest in the Subdivisions, possess all requisite franchises, certificates of convenience and necessity, operating rights, licenses, permits, consents, authorizations, exemptions and orders as are necessary to carry on its business as now being conducted, without any known conflict with the rights of others.

     6.9  Environmental Matters. Borrower represents and warrants that (a) the
          ----------------------
Subdivisions do not contain any Hazardous Material, (b) neither Borrower nor, to Borrower's knowledge, any owner of a Lot has received notice from any governmental agency, entity or other Person with regard to Hazardous Materials on or affecting the Subdivisions or any Lot, and (c) neither Borrower nor the Subdivisions, Lots or any portions thereof, are in violation of any applicable federal, state, or local environmental or health laws relating to or affecting the Subdivisions, the Lots or Borrower.

     6.10  Full Disclosure.  No information, exhibit or written report furnished
           ----------------
by or on behalf of Borrower to Lender in connection with the Loan contains any material misstatement of fact or omits the statement of a material fact necessary to make the statement contained herein or therein not misleading. Borrower knows of no fact or condition which will prevent it from selling the Lots to Purchasers.

     6.11  Use of Proceeds; Margin Stock. The use of the proceeds from the Loan
           ------------------------------
shall not be materially (as determined in good faith by Lender) different from the uses set forth in Schedule 6.11 to this Agreement. None of the proceeds of
                      -------------
the Loan will be used to purchase or carry any "margin stock" (as defined under Regulation U of the Board of Governors of the Federal Reserve System, as in effect from time to time), and no portion of the proceeds of the Loan will be extended to others for the purpose of purchasing or carrying margin stock. None of the transactions contemplated in this Agreement (including, without limitation, the use of the proceeds from the Loan) will violate or result in the violation of Section 7 of the Securities Exchange Act of 1934, as amended, or any regulations issued pursuant thereto, including, without limitation, Regulations G, T, U and X of the Board of Governors of the Federal Reserve System, 12 C.F.R., Chapter 11.

     6.12   No Defaults. No Default or Event of Default exists, and with the
            ------------
possible exception of controverted matters set forth in Schedule 6.7 attached
                                                        ------------
hereto, there is no violation in any material respect of any term of any material agreement, charter instrument, bylaw or other material instrument to which Borrower is a party or by which it may be bound.

     6.13  Compliance with Law. Neither Borrower nor any affiliate of Borrower
           --------------------
having any involvement or interest in the Subdivisions:

           6.13(a)    is in material violation of any laws, ordinances,
     governmental rules or regulations to which it is subject; and

           6.13(b)    has failed to obtain any material licenses, permits,
     franchises or other governmental authorizations, or to make or cause to be made any registrations or declarations with any government or agency or department thereof, necessary to the ownership of its Property or to the conduct of its business including, without limitation, the development of the Subdivisions and the sale, or offering for sale, of the Lots; which violation under Section 6.13(a) above or failure to obtain or register under this Section 6.13(b) materially adversely affects the business, prospects, profits, Properties or condition (financial or otherwise) of Borrower. Borrower has, to the extent required by its activities and businesses, fully complied with (1) all material requirements of the applicable provisions of (a) the Consumer Credit Protection Act, as amended; (b) the Federal Trade Commission Act, as amended; (c) the ILSFDA;
     (d) all rules and regulations promulgated under the foregoing Acts; and (e) all other applicable federal statutes and the rules and regulations promulgated thereunder; and (2) all material requirements of the applicable provisions of any law of any state (and the rules and regulations promulgated thereunder) applicable to the sale, offering for sale, or financing of Lots. Borrower further represents and warrants that any noncompliance with any of the above laws, rules and regulations has no and will not have any adverse effect on the Collateral.

     6.14  Restrictions of Borrower. Borrower is not a party to any contract or
           -------------------------
agreement, or subject to any charter or other corporate restriction, which materially and adversely affects its business. Borrower will not be, on or after the Closing Date, a party to any contract or agreement which prohibits the execution and delivery of, or compliance with, this Agreement by Borrower. With the exception of the Loan Documents, Borrower has not agreed or consented to cause or permit in the future (upon the happening of a contingency or otherwise) any of its Property constituting the Primary Collateral, whether now owned or hereafter acquired, to be subject to a Lien.

     6.15  Broker's Fees. Lender and Borrower represent to each other that
           --------------
neither of them has made any commitment or taken any action which will result in a claim for any brokers, finders' or other similar fees or commitments with respect to the transactions described in this Agreement. Lender represents to Borrower that TFC has not made any such commitment or taken any such action. Subject to the accuracy of the foregoing representations by Lender, Borrower agrees to protect, defend and indemnify Lender and save and hold it harmless from all claims of any Persons for any such fees and this indemnity shall include reasonable attorneys' fees and legal expenses.

     6.16  Deferred Compensation Plans. Except for a 401(k) Plan, Borrower has
           ----------------------------
no pension, profit sharing or other compensatory or similar plan (herein called a "Plan") providing for a program of deferred compensation for any employee or officer. No fact or situation, including but not limited to, any "Reportable Event," as that term is defined in Section 4043 of the Employee Retirement Income Security Act of 1974 as the same may be amended from time to time ("Pension Reform Act"), exists or will exist in connection with any Plan of Borrower which might constitute grounds for termination of any Plan by the Pension Benefit Guaranty Corporation or cause the appointment by the appropriate United States District Court of a Trustee to administer any such Plan. No "Prohibited Transaction" within the meaning of Section 406 of the Pension Reform Act exists or will exist upon the execution and delivery of this Agreement or the performance by the parties hereto of their respective duties and obligations hereunder. Borrower will (1) at all times make prompt payment of contributions required to meet the minimum funding standards set forth in Sections 302 through 305 of the Pension Reform Act with respect to each of its Plans; (2) promptly, after the filing thereof, furnish to Lender copies of each annual report required to be filed pursuant to Section 103 of the Pension Reform Act in connection with each Plan for each Plan Year, including any certified financial statements or actuarial statements required pursuant to said Section 103; (3) notify Lender immediately of any fact, including, but not limited to, any Reportable Event arising in connection with any Plan which might constitute grounds for termination thereof by the Pension Benefit Guaranty Corporation or for the appointment by the appropriate United States District Court of a Trustee to administer the Plan; and (4) notify Lender of any Prohibited Transaction. Borrower will not

(a) engage in any Prohibited Transaction or (b) terminate any such Plan in a manner which could result in the imposition of a Lien on the Property of Borrower pursuant to Section 4068 of the Pension Reform Act.

     6.17  Labor Relations. The employees of Borrower are not a party to any
           ----------------
collective bargaining agreement with Borrower, and, to the best knowledge of Borrower and its officers, there are no material grievances, disputes or controversies with any union or any other organization of Borrower's employees, or threats of strikes, work stoppages or any asserted pending demands for collective bargaining by any union or organization.

     6.18  Improved Lots.
           --------------

           6.18(a) Access. Each Lot encumbered by a Pledged Deed of Trust has
                   -------
     direct access to a publicly dedicated right of way.

           6.18(b) Utilities. Electric, sewer, water facilities and other
                   ----------
     necessary utilities are available in sufficient capacity to service foreseeable development of the Lots encumbered by the Pledged Deeds of Trust upon extension thereto and request therefor, and any easements necessary to the furnishing of such utility service have been obtained and duly recorded.

           6.18(c) Amenities. Subject to payment of required charges and
                   ----------
     compliance with reasonable requirements, each Purchaser of a Lot encumbered by a Pledged Deed of Trust has right of access to and the use of all of the public amenities and public utilities of the Subdivision in which it is located.

           6.18(d) Construction. All costs arising from the construction by
                   -------------
     Borrower of any improvements to the Lots encumbered by the Pledged Deeds of Trust have been paid.

           6.18(e) Sale of Lots. The sale, offering of sale, and financing of
                   -------------
     the Lots (1) do not constitute the sale, or the offering of sale, of Securities subject to the registration requirements of the Securities Act of 1933, as amended, or any state securities law; (2) do not violate any applicable lot sales law, statute or regulation of the State of Nevada, State of Colorado or any other state in which a Purchaser resides; and (3) do not violate any applicable consumer credit or usury statute of any of the State of Nevada, State of Colorado or any other state in which a Purchaser resides.

     6.19  Lot Sale Reports. Borrower has furnished to Lender true and correct
           -----------------
copies of all current forms of Lot Sale Documents placed on file by Borrower with any federal, state or local regulatory or recording agencies, offices or departments. All such filings in respect of the Lots have been made and all laws and statutes in connection therewith have been complied with. All such current filings in respect of the Lots are listed in Schedule 6.19 attached hereto.
                                             -------------

                                   SECTION 7
                                   ---------

                                   COVENANTS
                                   ---------

     7.1  Affirmative Covenants. So long as any portion of the Indebtedness
          ----------------------
remains unpaid, Borrower hereby agrees with Lender as follows:

          7.1(a)  Payment and Performance of Indebtedness. Borrower shall pay
                  ----------------------------------------
     all of the Indebtedness when and as the same become due and payable, and Borrower shall strictly observe and perform all covenants, agreements, terms, conditions and limitations contained in the Loan Documents and will do all things necessary which are not prohibited by law to prevent the occurrence of any Event of Default hereunder, and Borrower will maintain an office or agency in the State of Nevada where notices, presentations and demands in respect of this Agreement or the Note may be made upon Borrower. Such office or agency and the books and records of Borrower shall be maintained at Las Vegas, Nevada until such time as Borrower shall so notify Lender, in writing, of any change of location of such office or agency.

          7.l(b)  Maintenance Of Existence, Qualification and Assets. Borrower
                  ---------------------------------------------------
     shall at all times (i) maintain its legal existence, (ii) maintain its qualification to transact business and good standing in the State of Nevada (as to Preferred Equities Corporation) and in the State of Colorado (as to Colorado Land and Grazing Corp.), and (iii) comply with all governmental laws, rules, regulations and ordinances applicable to Borrower or its business, including, without limitation, the Lot Sales Acts.

          7.1(c)  Consolidation and Merger. With the exception of one or more of
                  -------------------------
     its Subsidiaries, Preferred Equities Corporation will not consolidate with or merge into any other Person or permit any other Person to consolidate with or merge into it.

          7.1(d)  Maintenance of Insurance. Borrower shall maintain (or shall
                  -------------------------
     cause to be maintained) original paid-up insurance policies issued by insurance companies, in amounts, in form and in substance, and with expiration dates all acceptable to Lender providing public liability insurance covering Lots owned by Borrower.

     All insurance policies required pursuant to this Agreement shall provide that the coverage afforded thereby shall not expire or be amended, canceled, modified or terminated without at least thirty (30) days prior written notice to Lender. At least thirty (30) days prior to the expiration date of each policy maintained pursuant to this Section 7.1(d), a renewal or replacement thereof satisfactory to Lender shall be delivered to Lender. Borrower shall deliver to Lender receipts evidencing the payment for all such insurance policies and renewals or replacements.

          7.1(e)  Maintenance of Security. Borrower shall execute and deliver
                  ------------------------
     (or cause to be executed and delivered) to Lender all security agreements, financing statements, assignments and such other agreements, documents, instruments and certificates, and supplements and amendments thereto, and take such other actions, as Lender deems in good faith necessary or appropriate in order to maintain (i) as valid, enforceable and perfected first priority liens and security interests, all liens and security interests in and to the Primary Collateral and (ii) as valid and enforceable, all liens and security interests in and to the Secondary collateral, granted to Lender to secure the Indebtedness described in clauses (i) through (iii), inclusive, of
     Section 1.1(y) of this Agreement.

          7.1(f)  Payment of Taxes and Claims. Borrower will pay all taxes
                  ----------------------------
     imposed upon it or any of its Property (including, without limitation, the Lots and Collateral), or with respect to any of its franchises, businesses, income or profits before any penalty or interest accrues thereon, and shall pay all other charges and assessments against Borrower before any material claim (including, without limitation, claims for labor, services, materials and supplies) arises for sums which have become due and payable. Borrower shall not allow any Liens whatsoever (including, without limitation, claims for labor, services, materials and supplies) to arise for sums which have become due and payable. Borrower shall not allow any Liens whatsoever (including, without limitation, mechanic's, materialmen's or tax liens) to attach to any of the Collateral. In the event any Lien attaches to any of the Collateral, Borrower shall, within ten (10) days of the earlier of Borrower receiving formal notice or obtaining actual knowledge thereof, either (i) bond or otherwise cause such lien to be released of record or
     (ii) provide Lender with a bond in accordance with the applicable laws of the State of Nevada or State of Colorado, as may be applicable, such bond being issued by a corporate surety acceptable to Lender, in an amount acceptable to Lender and in form acceptable to Lender.

          7.1(g)  Inspections. Borrower shall invoice and provide accounting and
                  ------------
     servicing for the Pledged Notes Receivable so long as the Loan is outstanding and no Default or Event of Default exists. All servicing expenses shall be paid by Borrower.

          7.1(h)  Reporting Requirements. So long as any portion of the
                  -----------------------
     Indebtedness remains unpaid, Borrower shall furnish (or cause to be furnished, as the case may be) to Lender the following:

                  (i)   Monthly Financial Reports. As soon as available and in
                        --------------------------
          any event within fifteen (15) days after and as of the end of each calendar month, a report showing (i) the trial balance of the Pledged Notes Receivable, (ii) an aging report on the Pledged Notes Receivable, (iii) a report detailing the collections on each of the Pledged Notes Receivable, all in such form as may be approved by Lender; and (iv) a Borrowing Base Certificate;

                  (ii)  Annual Financial Statements. As soon as available and in
                        ----------------------------
          any event within one hundred twenty (120) days after the end of each fiscal year of Preferred Equities Corporation, copies of the audited income statements and statement of changes in financial position of Preferred Equities Corporation for the annual period ended as of the end of such fiscal year, and copies of the audited balance sheet of Preferred Equities Corporation as of the end of such fiscal year, prepared in accordance with GAAP on a basis consistent with prior accounting periods. Each annual financial statement of Preferred Equities Corporation shall be certified by Preferred Equities Corporation to fairly present the financial condition or results of operations of the Preferred Equities Corporation as of the date thereof or for the period covered thereby and to be in substantial compliance with any applicable regulations of the Securities and Exchange Commission. Each such financial statement shall be accompanied by a certificate executed by Preferred Equities Corporation and in form acceptable to Lender evidencing Preferred Equities Corporation's compliance with the financial covenants described in Section 7.2(h) hereof. All financial statements of Preferred Equities Corporation required hereunder shall be consolidated statements;

               (iii)  Guarantor's Financial Statements. As soon as available and
                      ---------------------------------
          in any event within one hundred twenty (120) days after the end of each fiscal year of Guarantor, copies of the audited income statements and statement of changes in financial position of Guarantor for the annual period ended as of the end of such fiscal year, and copies of the audited balance sheet of Guarantor as of the end of such fiscal year, all prepared in accordance with GAAP on a basis consistent with prior accounting periods. Each annual financial statement of Guarantor shall be certified by Guarantor to fairly present the financial condition or results of operations of the Guarantor as of the date thereof or for the period covered thereby and to be in substantial compliance with all applicable regulations of the Securities and Exchange Commission;

               (iv)   Officer's Certificate.  Each set of annual financial
                      ----------------------
          statements or reports delivered to Lender pursuant to Section 7.1(h)(ii) of this Agreement will be accompanied by a certificate of either the President, Executive Vice President or a Senior Vice President and the chief financial officer of Borrower setting forth:

                         (1)  Covenant Compliance.  That the information
                              --------------------
               (including detailed calculations) required in order to establish whether Borrower was in compliance with all financial covenants contained in this Agreement during the period covered by the financial statements or reports then being furnished:

                         (2)  Event of Default. That the signers have reviewed
                              -----------------
               the relevant terms of this Agreement (and all other agreements and exhibits between the parties relating to the Loan) and have made, or caused to be made, under their supervision, a review of the transactions and conditions of Borrower from the beginning of the period covered by the financial statements or reports being delivered therewith to the date of the certificate and that such review has not disclosed the existence during such period of any condition or event which constitutes a Default or Event of Default or, if any such condition or event existed or exists or will exist, specifying the nature and period of existence thereof and what action Borrower has taken or proposes to take with respect thereto;

               (v)    Accountant's Certificate.  The annual financial statements
                      -------------------------
          delivered pursuant to Section 7.1(h) (ii) of this Agreement will be accompanied by a certificate of the accountants who prepare such financial statements, stating that in making the examination required for the audit they did not obtain knowledge of any condition or event which then constitutes a Default or Event of Default, or if they shall have obtained such knowledge, specifying the same;

               (vi)   Sales Reports.  Concurrently with the financial statements
                      --------------
          required pursuant to Section 7.1(h) (ii), Borrower shall deliver to Lender an annual sales report from the Subdivisions detailing the sales of all Lots for the period covered thereby, certified by Borrower to be true, correct and complete in all material respects and otherwise in the form approved by Lender;

               (vii)  Opinions of Independent Accountants. As soon as
                      ------------------------------------
          practicable after the end of each fiscal year of Borrower, and in any event not later than one hundred twenty (120) days thereafter, copies of all opinions of independent accountants relied upon by the accountants in connection with the certificate referred to in Section 7.1(h) (v) above;

               (viii) Audit Reports. Promptly upon receipt thereof, one (1) copy
                      --------------
          of each other report submitted to Borrower by independent public accountants in connection with any annual, interim or special audit made by them of the books of Borrower;

               (ix)   SEC and Other Reports. Promptly upon their coming
                      ----------------------
          available one (1) copy of each financial statement, report, notice or proxy statement sent by Borrower or Guarantor to Security holders generally, and of each regular or periodic report and any registration statement, prospectus or non-routine written communication in respect thereof filed by Borrower or Guarantor with, or received by Borrower or Guarantor in connection therewith from, any securities exchange or the Securities and Exchange Commission or any successor agency;

               (x)    Notice of Default or Event of Default. Immediately upon
                      --------------------------------------
          becoming aware of the existence of any condition or event which constitutes a Default or an Event of Default, a written notice specifying the nature and period of existence thereof and what action Borrower is taking or proposes to take with respect thereto;

               (xi)   Notice of Claimed Default.  Immediately upon becoming
                      --------------------------
          aware that the holder of any obligation or of any evidence of indebtedness or other Security of Borrower has given notice or taken any other action with respect to a claimed default or event of default thereunder, a written notice specifying the notice given or action taken by such holder and the nature of the claimed default or event of default and what action Borrower is taking or proposes to take with respect thereto;

               (xii)  Material Adverse Developments. Immediately upon becoming
                      ------------------------------
          aware of any development or other information which may materially and adversely affect the subdivisions or any material part thereof, business, prospects, profits or condition (financial or otherwise) of Borrower or the ability of Borrower to perform its obligations under this agreement, telephonic or telegraphic notice specifying the nature of such development or information and such anticipated effect; and

               (xiii) Other Information. Borrower will promptly deliver to
                      ------------------
          Lender any other information related to the Loan, the Collateral, Borrower, Guarantor or the financial statements of Borrower and Guarantor as Lender may in good faith request. In addition, concurrently with the financial statements described in Section 7.1(h) above, Borrower shall cause to be furnished to Lender the financial statements described in the Guaranty from time to time.

          7.1(i)  Records. Borrower shall keep adequate records and books of
                  --------
     account reflecting all financial transactions of Borrower, in which complete entries will be made in accordance with GAAP. In addition, Borrower shall keep accurate records of all sales of Lots.

          7.1(j)  Inspection. Borrower shall permit Lender or its
                  -----------
     representatives to make, from time to time, inspections of its books, accounts, records, orders, original correspondence, computer tapes, disks and software and such other papers as it may desire and of its premises, the Subdivisions, its Properties and the Collateral. Such inspections shall be at the expense of Borrower. Borrower shall supply copies of such records and papers as Lender may request, and shall permit Lender to discuss Borrower's respective affairs, finances and accounts with Borrower's officers, employees and independent public accountants (and by this provision Borrower hereby authorizes said accountants to discuss with Lender the finances and affairs of Borrower) all at such reasonable times and as often as may be reasonably requested. Borrower further agrees to supply Lender with such reasonable information relating to Borrower and the Collateral as Lender may request.

          7.1(k)  Other Obligations. Borrower shall, within seven (7) days after
                  ------------------
     Borrower learns of any such default, provide Lender with written notice of the occurrence of any default by Borrower of which Borrower becomes aware
     (i) in the payment of any indebtedness of Borrower in an aggregate amount in excess of $100,000.00 other than the Loan or (ii) in the performance of any other obligations of Borrower to any other Person if such default would have a material adverse effect on Borrower's business or properties.

          7.1(1)  Management. Preferred Equities Corporation shall cause at
                  -----------
     least two (2) of Messrs. Jerome J. Cohen, President, Jon A. Joseph, General Counsel and Senior Vice President, Gregg A. McMurtrie, Executive Vice president and Chief Operating Officer and Carol Sullivan, Senior Vice president and Chief Financial Officer of Preferred Equities Corporation to remain engaged in the active management of Preferred Equities Corporation and perform duties substantially similar to those presently performed by such Persons, in their respective executive offices set forth above. In the event of the retirement, voluntary termination or death of three or more of such persons, the third and/or fourth of such person or persons shall be replaced by a person or persons who have substantially equivalent experience, background and demonstrated ability to perform the duties performed by the individual being replaced and who is in all other respects reasonably satisfactory to Lender within six (6) months of the date of any such event.

          7.1(m)  FICA.  Upon request by Lender, Borrower shall furnish to
                  -----
     Lender within thirty (30) days after the expiration of each calendar quarter proof reasonably satisfactory to Lender that Borrower's obligations to make deposits for F.I.C.A., social security and withholding taxes have been satisfied.

          7.1(n)  Information. Borrower shall notify Lender within five (5) days
                  ------------
     after Borrower's receipt of notice of (i) any claims asserted by any third party against or with respect to the Collateral and (ii) any other information which Borrower may receive with regard to the Collateral which might in any way materially and adversely affect the value of the Collateral or the rights or remedies of Lender in respect of the Collateral. In addition, Borrower shall promptly notify Lender of any material change in any facts or circumstances represented or warranted by Borrower under any of the Loan Documents.

          7.1(o)  Notices.  Borrower shall notify Lender within five (5) days of
                  --------
     the occurrence of any event (i) as a result of which any representation or warranty of Borrower contained in any Loan Documents would be false or materially misleading if made at that time (other than events in the ordinary course of business that are not materially adverse to Borrower, Guarantor or the Subdivisions), or (ii) as a result of which Borrower is not in full compliance with all of its covenants and agreements contained in this Agreement, or (iii) which constitutes or, with the passage of time, notice or a determination by Lender would constitute, an Event of Default.

          7.1(p)  Maintenance. Borrower shall maintain, or shall cause to be
                  ------------
     maintained, any roads, utility service and supply systems and required offsite improvements for the Subdivisions which are owned or leased by Borrower in good repair, working order and condition and shall make all necessary replacements thereto.

          7.1(q)  Proceeds. Immediately upon Borrower's receipt of proceeds from
                  ---------
     the sale of any of the Collateral, Borrower shall deliver such proceeds to Lender in their original form and pending delivery to Lender, Borrower will hold such proceeds as agent for Lender and in trust for Lender.

          7.1(r)  Title. Borrower shall promptly notify Lender of any claim,
                  ------
     action or proceeding affecting title to the Collateral, or any part thereof, or any of the security interests granted hereunder, and, at the request of Lender, appear in and defend, at Borrower's expense, any such claim, action or proceeding.

          7.1(s)  Transaction with Affiliates. Borrower will not enter into any
                  ----------------------------
     transaction including, without limitation, the purchase, sale or exchange of Lots or the rendering of any service with any affiliate except in the ordinary course of, and pursuant to the reasonable requirement of, Borrower's business and upon fair and reasonable terms no less favorable to Borrower than would be obtained in a comparable arm's-length transaction with a Person not an affiliate.

          7.1(t)  Use of Lender Name. Borrower will not, and will not permit any
                  -------------------
     affiliate to, without the prior written consent of Lender, use the name of Lender or the name of any affiliates of Lender in connection with any of their respective businesses or activities, except in connection with internal business matters and as required in dealings or filings with governmental agencies.

          7.1(u)  Registration and Regulations.
                  -----------------------------

                  (i)    Local Legal Compliance. Borrower has complied and will
                         -----------------------
     comply with all material requirements of all restrictive covenants, zoning or land use ordinances and building codes, health and environmental laws and regulations, and all other laws, rules and regulations applicable to the Lots. Borrower will not without Lender's prior written consent seek, consent to, or otherwise acquiesce in, any change in any private restrictive covenant, zoning law or other public or private restriction, which would limit the use of the Lots encumbered by the Pledged Deeds of Trust or reduce their fair market value;

                  (ii)   Registration Compliance. Borrower will maintain, or
                         ------------------------
     cause to be maintained, all necessary consents, franchises, approvals, and exemption certificates, and Borrower will make, or cause to be made, all registrations or declarations with any government or any agency or department thereof required in connection with the development of the Subdivisions and the sale and offering for sale of Lots. All such filings and reports will be truthfully completed; and true and complete copies of such applications, consents, licenses, permits, franchises, approvals, exemption certificates, filings and reports will be delivered to Lender. Before it sells or offers for sale Lots in jurisdictions other than the States of Nevada, Colorado, California or Hawaii, Borrower will promptly notify Lender and provide it with evidence that it has complied with all laws of such jurisdictions governing the proposed conduct of Borrower if any Note Receivable resulting from such sales are pledged or proposed to be pledged to Lender; and

                  (iii)  Other Compliance.  Borrower has complied with and will
                         -----------------
     comply with all material requirements of applicable laws and regulations of the United States, the

     States, Counties, if any, and municipal jurisdictions, in which the Lots or Account Debtors are located and each State or other jurisdiction in which Lots encumbered by the Pledged Deeds of Trust have been sold or offered for sale, including to the extent applicable, but not limited to: (1) the Consumer Credit Protection Act, as amended; (2) Regulation Z of the Federal Reserve Board, as amended; (3) the Equal Credit Opportunity Act, as amended; (4) Regulation B of the Federal Reserve Board; (5) the Commission's 3-day cooling-off Rule for Door-to-Door Sales; (6) Section 5 of the Federal Trade Commission Act, as amended, and the regulations promulgated thereunder; (7) ILSFDA, as amended, and the regulations promulgated thereunder; (8) the federal postal laws and the regulations promulgated thereunder; (9) the securities laws and regulations of each such jurisdiction; (10) the usury laws and regulations of each such jurisdiction; (11) the trade practices, home and telephone solicitation, sweepstakes, anti-lottery and consumer credit and protection laws and regulations of each such jurisdiction; and (12) the real estate sales licensing laws of each such jurisdiction. Borrower further represents and warrants that any noncompliance with any of the above laws and regulations has no and will not have any adverse effect on the Collateral.

          7.1(v)  Other Documents.  Borrower will maintain accurate and complete
                  ----------------
     files relating to the Pledged Notes Receivable and other Collateral to the satisfaction of Lender, and such files will contain copies of each Pledged Note Receivable, as amended from time to time, copies of all relevant credit memoranda relating to such Pledged Notes Receivable and all collection information and correspondence relating thereto.

          7.1(w)  Form of Note Receivable.  Instruments in substantially the
                  ------------------------
     form of Exhibit L-1, Exhibit L-2, Exhibit L-3, Exhibit L-4, Exhibit L-5
             -----------  -----------  -----------  -----------  -----------
     attached hereto shall be used by Borrower for all Notes Receivable transactions which may be entered into in the future during the term of the Loan. Borrower will not modify, amend or otherwise alter the form of or any of the terms of the Notes Receivable or any other documents relating thereto without Lender's prior written consent, except as may be required by law or regulatory agency. Borrower will promptly notify Lender of any such modification, amendment or alteration required by any such law or regulatory agency.

          7.1(x)  Subordinated Indebtedness.  Borrower will not, directly or
                  --------------------------
     indirectly, (a) permit any payment to be made in respect of any indebtedness, liabilities or obligations, director or contingent, which are subordinated by the terms thereof or by separate instrument to the payment of principal of, and interest on, the Note (the "Subordinated Obligations") except to the extent permitted in accordance with the terms of such subordination, (b) permit the amendment, rescission or other modification of any such subordination provisions of any Subordinated Obligations in such a manner as to affect adversely Lender's Collateral or the prior position of the Note, or (c) permit the prepayment or redemption, except for mandatory prepayments, of all or any part of any Subordinated Obligations except to the extent permitted in accordance with the terms of such subordination.

          7.1(y)  Further Assurances. Borrower will execute and deliver, or
                  -------------------
     cause to be
     executed and delivered, such other and further agreements, documents, instruments, certificates and assurances as, in the judgment of Lender exercised in good faith, may be necessary or appropriate to more effectively evidence or secure the Indebtedness and to ensure the performance of the terms and provisions of the Loan Documents. In addition, Borrower shall deliver to Lender from time to time upon each request by Lender such documents, instruments or other matters or items as Lender may in good faith require to evidence Borrower's compliance with the covenants set forth in this Section 7.1.

          7.1(z)  Notice of Legal Proceedings.  Promptly upon becoming aware of
                  ----------------------------
     the existence thereof, Borrower shall deliver to Lender written notification of the institution of any litigation, legal proceeding or dispute with any Person involving the Collateral and of any material litigation, legal proceeding or dispute with any Person involving Borrower, Guarantor, the Lots or any of Borrower's other assets.

          7.1(aa) Utility Availability.  If and to the extent Borrower has any
                  ---------------------
     obligation to do so under the Lot Sales Documents or other written document, Borrower will cause electric, gas, sewer, water facilities and other necessary utilities to be available to the Lots encumbered by the Pledged Deeds of Trust in sufficient capacity to service such Lots on or before the date or dates such availability is required pursuant to the applicable Lot Sales Document(s) or other written document. In the event Borrower fails or refuses to perform its obligations under this Section with respect to a Lot encumbered by a Pledged Deed of Trust, the related Pledged Note Receivable shall be deemed to be an Ineligible Note Receivable under this Agreement, and if Borrower eliminates any Borrowing Base deficiency resulting from such ineligibility in compliance with Section 2.5(c) hereof, such compliance shall cure the breach of this Section arising from or out of such failure or refusal.

          7.1(bb) Access and Amenities Availability.  If and to the extent
                  ----------------------------------
     Borrower has any obligation to do so under the Lot Sales Documents or other written document, Borrower will cause each Purchaser of a Lot encumbered by a Pledged Deed of Trust to have access to, and the use of, all of the amenities and public utilities within the Subdivision in which such Lot is located on or before the date or dates Borrower is required to do so pursuant to the applicable Lot Sales Document(s) or other written document. In the event Borrower fails or refuses to perform its obligations under this Section with respect to a Lot encumbered by a Pledged Deed of Trust, the related Pledged Note Receivable shall be deemed to be an Ineligible Note Receivable under this Agreement, and if Borrower eliminates any Borrowing Base deficiency resulting from such ineligibility in compliance with Section 2.5(c) hereof, such compliance shall cure the breach of this Section arising from or out of such failure or refusal.

          7.1(cc) Expenses and Closing Fees. Whether or not the transactions
                  --------------------------
     contemplated hereunder are completed, Borrower shall pay all expenses of Lender incurred in good faith relating to negotiating, preparing, documenting, closing and enforcing the Loan Documents, including, but not limited to each of the following to the extent incurred in good faith:

               (i)    the cost of reproducing this Agreement and the Note;

               (ii)   the fees and disbursements of Lender's counsel;

               (iii)  Lender's out-of-pocket expenses;

               (iv) all fees and out-of-pocket expenses (including fees and expenses of Lender's counsel) relating to any amendments, waivers, consents or subsequent closing pursuant to the provisions hereof;

               (v) all costs, outlays, attorneys' fees and out-of-pocket expenses of every kind and character had or incurred in (1) the enforcement of any of the provisions of, or the exercise of rights and remedies under, any of the Loan Documents; (2) the preparation for, negotiations regarding, consultations concerning, or the defense of legal proceedings involving any claim or claims made or threatened against Lender arising out of this transaction or the protection of the Collateral securing the Loan or Advances made hereunder, expressly including, without limitation, the defense by Lender of any legal proceedings instituted or threatened by any Person to seek to recover or set aside any payment or setoff theretofore received or applied by Lender with respect to the Indebtedness; and (3) the advancement of any expenses provided for under any of the Loan Documents;

               (vi) all expenses relating to the maintenance and administration of the lockbox account by the Collection Agent;

               (vii) all expenses relating to the safekeeping of the Pledged Notes Receivable and related documents by the Custodian;

               (viii) all out-of-pocket expenses of Lender relating to or arising under Section 4.1(s) of this Agreement;

               (ix)   all costs and expenses incurred by Lender under the Note;
          and

               (x) all taxes levied against or paid by Lender in connection with the Loan or the Collateral (other than taxes on, or measured by, the revenues or income of Lender) and all filing and recording fees, costs and expenses which may be incurred by Lender with respect to the filing or recording of any document or instrument relating to the transactions described in this Agreement.

          7.1(dd)     Loan and Collateral Expenses. Subject to the provisions of
                      -----------------------------
     Section 7.1(cc) hereof, all advances, costs, expenses, charge and attorneys' fees which Lender may make, pay or incur in good faith under any provision of this Agreement, including, but not limited to, the protection of its security or for the enforcement of any of its rights hereunder or thereunder, or in foreclosure proceedings commenced and subsequently abandoned, or in any dispute or litigation in which Lender may become involved by reason of or arising out of the Collateral, shall be a part of the Indebtedness and shall be paid by Borrower to Lender pursuant to
     Section 2.4(a) hereof or if there be insufficient funds to so pay Lender, such expenses shall be included in Lender's monthly statement provided for in Section 2.5(c) hereof. Upon the occurrence and during the continuance of an Event of Default, all such unpaid expenses that are due and payable shall bear interest at the Default Rate from the date of such payment by Lender until repaid by Borrower.

     Notwithstanding any other provision of this Agreement or any of the other Loan Documents to the contrary, Borrower shall not have any obligation or liability for payment or reimbursement of any cost or expense incurred by Lender or TFC for salaries or wages of their respective officers or employees or for any fixed overhead expenses.

     7.2  Negative Covenants. So long as any portion of the Loan remains unpaid
          -------------------
or Lender is committed to lend hereunder, Borrower hereby covenants and agrees with Lender, that except with Lender's prior written consent:

          7.2(a)  Limitation on Other Debt. Borrower will not pledge, assign or
                  -------------------------
     transfer any of the Collateral or obtain any other financing with respect to the Collateral, other than the Loan.

          7.2(b)  Restrictions on Transfers. Borrower will not, whether
                  --------------------------
     voluntarily or involuntarily, by operation of law or otherwise, transfer, sell, pledge, convey or assign all or any portion of the Collateral, or contract to do any of the foregoing. In the event that Lender, in Lender's sole discretion, is willing to consent to a transfer which would otherwise be prohibited by this Section 7.2(b) Lender may condition its consent on such terms as it desires, including, without limitation, an increase in the Interest Rate and the requirement that Borrower pay a transfer fee, together with any expenses incurred by Lender in connection with the granting of such consent (including, without limitation, attorneys' fees).

          7.2(c)  No Contracts. Borrower will not enter into any contracts or
                  -------------
     agreements whatsoever with respect to the Lots encumbered by the Pledged Deeds of Trust except in the ordinary course of Borrower's business. In addition, no contracts or agreements in existence with respect to the Lots encumbered by the Pledged Deeds of Trust as of the date of this Agreement will be amended or modified by Borrower. The prohibitions in this section 7.2(c) shall not be applicable to contracts or agreements which either (i) are for a nonrenewable term of one (1) year or less or (ii) require the payment by the parties thereto of a total amount which is less than $25,000.00.

          7.2(d)  No Further Encumbrances. Borrower will not allow any Liens
                  ------------------------
     whatsoever to attach to the Primary Collateral other than the liens and security interests of Lender created by any of the Loan Documents.

          7.2(e)  Lot Sales Documents.  Except as required by law or by a
                  --------------------
     regulatory
     authority, which requirement shall be disclosed in writing to Lender, Borrower will not amend or modify any of the Lot Sales Documents approved by Lender hereunder if such amendments or modifications would affect any transaction resulting in a Note Receivable pledged or proposed to be pledged to Lender.

          7.2(f)  Restrictive Covenants. Borrower will not amend, modify or
                  ----------------------
     terminate the restrictive covenants regarding the Subdivisions, nor shall Borrower file or permit to be filed any additional covenants, conditions, easements or restrictions against the Subdivisions (or any portion thereof) which in any case would limit the use of the Lots in any material respect or reduce their fair market value.

          7.2(g)  Name Change. Borrower will not change its name and will not
                  ------------
     change its principal place of business to a location outside of Clark County, Nevada without (i) giving Lender at least thirty (30) days prior notice of the new name or address and (ii) providing to Lender such executed documents required to ensure the continued perfection of the Lender's lien in any Collateral in which it has a perfected security interest.

          7.2(h)  Financial Covenants. Preferred Equities Corporation will not
                  --------------------
     cause, suffer or permit its consolidated tangible net worth to be less than $15,000,000.00. For purposes of this Agreement, the "consolidated tangible net worth" of a corporation shall mean, on the date of determination thereof, the consolidated net worth of the corporation and its subsidiaries, as determined in accordance with GAAP, after deducting the value of patents, trademarks, goodwill and other intangible assets and the value of assets treated as "questionable" by the accounting firm which shall have prepared such corporation's most recent financial statement. It is agreed that deferred selling expenses determined in accordance with GAAP shall not be classified as intangible assets.

          7.2(i)  Collateral. Borrower will not take any action (nor permit or
                  -----------
     consent to the taking of any action) which might impair the value of the Collateral or any of the rights of Lender in the Collateral.

          7.2(j)  No Sales Outside of Nevada, Colorado, California and Hawaii.
                  ------------------------------------------------------------
     Borrower shall not market, attempt to sell or sell any Lots in any jurisdiction other than the States of Nevada, Colorado, California and Hawaii if such sales would result in any Notes Receivable pledged or proposed to be pledged to Lender unless prior to taking any such actions, Borrower delivers to Lender (i) written statements by the applicable state authorities, in form acceptable to Lender, stating that no registration is necessary for the sale of Lots in the particular state, (ii) an opinion of counsel in form acceptable to Lender and rendered by counsel acceptable to Lender, stating that no such registrations are necessary, or (iii) such other evidence of compliance with applicable laws as Lender may require. Notwithstanding the foregoing, Borrower shall not be required to deliver the written statement described in (i) above with respect to any state which does not have a governmental agency or governmental authority which enforces or interprets laws or regulations of such state regarding the sale of real property or interests in real property in such state.

                                   SECTION 8
                                   ---------

                               EVENTS OF DEFAULT
                               -----------------

     8.1  Nature of Events.  An "Event of Default" shall exist if any of the
          -----------------
following shall occur:

          8.1(a) Payments. If Borrower shall fail to make any payment or
                 ---------
     mandatory prepayment of principal, interest, fees or other amounts with respect to any of the Indebtedness (i) as required by Section 2.5(c) or
     (ii) otherwise on or before the date any such payment is due and such failure shall continue for two (2) Business Days after Lender delivers notice thereof to Borrower.

          8.1(b) Covenant Defaults. If Borrower shall fall to perform or observe
                 ------------------
     any covenant, agreement or warranty contained in this Agreement or in any of the Loan Documents (other than any covenant or agreement obligating Borrower to pay the Indebtedness, or any part thereof, or any other covenants, agreements or warranties specifically described in this Section 8.1), and such failure shall continue for ten (10) days after Lender delivers written notice thereof to Borrower.

          8.1(c) Warranties or Representations. If any representation or other
                 ------------------------------
     statement made by or on behalf of Borrower in this Agreement, in any of the Loan Documents or in any certificate furnished in compliance with or in reference to the Loan Documents, is knowingly false, misleading or incorrect in any material respect as of the date made.

          8.1(d)  Enforceability of Liens. If any lien or security interest in
                  ------------------------
     and to the Primary Collateral granted by Borrower to Lender in connection with the Loan is or becomes invalid or unenforceable or is not, or ceases to be a perfected first priority lien or security interest in favor of Lender encumbering the asset to which it is intended to encumber or if any valid or enforceable lien or security interest granted by Borrower to Lender in and to the Secondary Collateral becomes invalid or unenforceable by Lender, and Borrower fails to cause such lien or security interest to become a valid, enforceable, and, in the case of the Primary Collateral, first and prior lien or security interest in a manner satisfactory to Lender within ten (10) days after Lender delivers notice thereof to Borrower.

          8.1(e)  Involuntary Proceedings. If an order for relief is entered
                  ------------------------
     against Borrower or Guarantor under any Debtor Relief Law; a receiver, liquidator or trustee of Borrower or Guarantor or of any material asset of Borrower or Guarantors is appointed by court order and such order remains in effect for more than fifty (50) days; or if any material asset of Borrower or Guarantor is sequestered by court order and such order remains in effect for more than fifty (50) days.

          8.1(f)  Proceedings. If either Borrower or Guarantor voluntarily seek,
                  ------------
     consent to or acquiesce in the benefit of any provision of any Debtor Relief Law, whether now or hereafter in effect; consent to the filing of any petition against it under such law; make an assignment for the benefit of its creditors; admit in writing its inability to pay its debts generally as they become due; or consents to the appointment of a receiver, trustee, liquidator or conservator for it or any part of its assets.

          8.1(g) Attachment, Judgment, Tax Liens. The issuance, filing or levy
                 --------------------------------
     against Borrower or the Guarantor of one or more attachments, injunctions, executions, tax liens or judgments for the payment of money cumulatively in excess of $100,000.00, which is not stayed, discharged or released, by bond or otherwise, within thirty (30) days after issuance or filing.

          8.1(h) Failure to Deposit Proceeds. If Borrower shall fail to deposit
                 ----------------------------
     any payments made under the Pledged Notes Receivable received by Borrower, through deposit in Borrower's account or otherwise, with Collection Agent as required by the Lockbox Agreement, or to remit payments directly to Lender as may be required under the Loan Documents, or if Borrower shall take any other act that Lender shall deem in good faith based on Lender's review of relevant evidence to constitute a conversion of the Collateral or fraud with respect to Lender.

          8.1(i) Lot Sales Documents. If the Lot Sales Documents shall be
                 --------------------
     amended or modified in any substantive respect without Lender's prior written consent except as required by law or by a regulatory authority.

          8.1(j) Removal of Collateral. If Borrower conceals, removes, or
                 ----------------------
     permits to be concealed or removed, any of the Collateral with the intent to hinder, delay or defraud its creditors or any of them including, without limitation, Lender.

          8.1(k) Material Adverse Change. Any material adverse change in the
                 ------------------------
     financial condition of: (i) Borrower that results in a violation of Section 7.2(h) of this Agreement or (ii) Guarantor that results in the Guarantor's consolidated tangible net worth being less than $11,000,000.00.

          8.1(l) Default of Guarantor.  Any default under the Guaranty or the
                 ---------------------
     revocation thereof, in whole or part, by the Guarantor.

          8.1(m) Loss of License. The loss, revocation or failure to renew or
                 ----------------
     file for renewal of any license, permit, franchise, or contract now held or hereafter acquired by Borrower which is necessary for the continued sale of the unsold Lots and that results in a suspension of such sales for more than twenty (20) days, unless and so long as Borrower shall be diligently pursuing the renewal or reinstatement of such license, permit, franchise or the obtaining of a substitute contract, as the case may be, in which event Borrower shall have forty-five (45) days for such purpose.

          8.1(n) Suspension of Sales.  The issuance of any stay order, cease and
                 --------------------
     desist order or similar judicial or nonjudicial sanction materially limiting or otherwise materially adversely affecting any Lot sales activities which is not discharged or stayed within thirty (30) days after issuance.

          8.1(o) No Other Liens. The encumbrance of the Primary Collateral by
                 ---------------
     any Lien, other than the liens created in favor of Lender under the Loan Documents, that (i) is consented to by the Borrower or (ii) that is not consented to by the Borrower and is not discharged or released, by bond or otherwise, within thirty (30) days after Lender delivers notice thereof to Borrower.

          8.1(p) Other Defaults. Any default (after giving effect to the
                 ---------------
     expiration of any applicable grace periods) under, and as defined in any other agreement, now existing or hereafter entered into, between (i) the Debtor and the Lender or any affiliate of the Lender or TFC, (ii) Mego Financial and the Lender or any affiliate of the Lender or TFC or (iii) any Affiliate of the Debtor and the Lender or any affiliate of the Lender or TFC.

          8.1(q) Default by Debtor in Other Agreements.   Any default by the
                 ----------------------------------------
     Debtor or Guarantor in the payment of indebtedness for borrowed money; any other default under such indebtedness which accelerates or permits the acceleration (after the giving of notice or passage of time, or both) of the maturity of such indebtedness, whether or not such default has been waived by the holder of such indebtedness, provided that any such acceleration or permitted acceleration with respect to a default by Guarantor shall be an Event of Default only if such acceleration or permitted acceleration could reasonably be expected to have a material adverse affect on Guarantor.

                                   SECTION 9
                                   ---------

                                   REMEDIES
                                   --------

     9.1  Remedies Upon Default. Should an Event of Default occur and be
          ----------------------
continuing, Lender may take any one or more of the actions described in this
Section 9, all without notice to Borrower except as otherwise provided herein or as required by applicable law:

          9.1(a) Acceleration. Without prior demand or notice of any nature
                 -------------
     whatsoever, declare by notice to Borrower the unpaid balance of the Indebtedness, or any part thereof, immediately due and payable, whereupon the same shall be due and payable.

          9.1(b) Termination of Obligation to Advance. Terminate any commitment
                 -------------------------------------
     of Lender to lend under this Agreement in its entirety, or any portion of any such commitment, to the extent Lender shall deem appropriate. Lender shall give notice of any such termination to Borrower and Guarantor.

          9.1(c) Judgment. Reduce Lender's claim to judgment, foreclose or
                 ---------
     otherwise enforce Lender's security interest in all or any part of the Collateral by any available judicial procedure;

     provided, however, that notwithstanding that the Pledged Notes Receivable have been endorsed in the manner provided in Section 3.2 of this Agreement, Lender's recourse against Borrower under any Pledged Notes Receivable shall be limited to an amount not exceeding the unpaid amounts owed by Borrower to Lender under the Note and this Agreement.

          9.1(d) Sale of Collateral. After notification, if any, provided for
                 -------------------
     in Section 9.2 below, sell or otherwise dispose of, at the office of Lender, or elsewhere, as chosen by Lender, all or any part of the Collateral, and any such sale or other disposition may be as a unit or in parcels, by public or private proceedings, and by way of one or more contracts (it being agreed that the sale of any part of the Collateral shall not exhaust Lender's power of sale, but sales may be made from time to time until all of the Collateral has been sold or until the Indebtedness has been paid in full), and at any such sale it shall not be necessary to exhibit the Collateral.

          9.1(e) Retention of Collateral. At its discretion, retain such portion
                 ------------------------
     of the Collateral as shall aggregate in value to an amount equal to the Indebtedness, in satisfaction of the Indebtedness, whenever the circumstances are such that Lender is entitled to do so under the applicable law.

          9.1(f) Receiver. Apply by appropriate judicial proceedings for
                 ---------
     appointment of a receiver for the Collateral, or any part thereof, and Borrower hereby consents to any such appointment.

          9.1(g) Purchase of Collateral. Buy the Collateral at any public sale,
                 -----------------------
     or buy the Collateral at any private sale if the Collateral is of a type customarily sold in a recognized market or is of a type which is the subject of widely distributed standard price quotations.

          9.1(h) Exercise of Other Rights. Exercise any and all other rights or
                 -------------------------
     remedies afforded by any applicable laws or by the Loan Documents as Lender shall deem appropriate, at law, in equity or otherwise, including, but not limited to, the right to bring suit or other proceeding, either for specific performance of any covenant or condition contained in the Loan Documents or in aid of the exercise of any right or remedy granted to Lender in the Loan Documents.

     9.2  Notice of Sale. Reasonable notification of time and place of any
          ---------------
public sale of the Collateral or reasonable notification of the time after which any private sale or other intended disposition of the Collateral is to be made shall be sent to Borrower and to any other person entitled under the Code to notice; provided, however, that if the Collateral threatens to decline speedily in value or is of a type customarily sold on a recognized market, Lender may sell or otherwise dispose of the Collateral without notification, advertisement or other notice of any kind. It is agreed that notice sent not less than fifteen
(15) calendar days prior to the taking of the action to which such notice relates is reasonable notification and notice for the purposes of this Section 9.2.

     9.3  Application of Collateral; Termination of Agreements. Upon the
          -----------------------------------------------------
occurrence and during the continuance of any Event of Default, Lender may, with or without proceeding with such sale or foreclosure or demanding payment of the Indebtedness, without prior notice, terminate Lender's further performance under this Agreement or any other agreement or agreements between Lender and Borrower, without further liability or obligation by Lender, and may also, at any time, appropriate and apply on any Indebtedness any and all Collateral in its possession, any and all balances, credits, deposits, accounts, reserves, indebtedness or other moneys due or owing to Borrower held by Lender hereunder or under any other financing agreement or otherwise, whether accrued or not. Neither such termination, nor the termination of this Agreement by lapse of time, the giving of notice or otherwise, shall absolve, release or otherwise affect the liability of Borrower in respect of transactions prior to such termination, or affect any of the Liens, security interests, rights, powers and remedies of Lender, but they shall, in all events, continue until all of the Indebtedness is satisfied.

     9.4  Rights of Lender Regarding Collateral. In addition to all other rights
          --------------------------------------
possessed by Lender, Lender, at its option, may from time to time after an Event of Default, and so long as such Event of Default remains uncured, at its sole discretion, take the following actions:

     9.5  Delegation of Duties and Rights. Lender may execute any of its duties
          --------------------------------
and/or exercise any of its rights or remedies under the Loan Documents by or through its officers, directors, employees, attorneys, agents or other representatives.

     9.6  Lender Not in Control. None of the covenants or other provisions
          ----------------------
contained in this Agreement shall give Lender the right or power or obligation to exercise control over the affairs and/or management of Borrower.

     9.7  Waivers. The acceptance by Lender at any time and from time to time of
          --------
partial payments of the Indebtedness shall not be deemed to be a waiver of any Event of Default then existing unless such payment is in the amount demanded by Lender. No waiver by Lender of any Event of Default shall be deemed to be a waiver of any other or subsequent Event of Default. No delay or omission by Lender in exercising any right or remedy under the Loan Documents shall impair such right or remedy or be construed as a waiver thereof or an acquiescence therein, nor shall any single or partial exercise of any such right or remedy preclude other or further exercise thereof, or the exercise of any other right or remedy under the Loan Documents or otherwise. Further, except as otherwise expressly provided in this Agreement or by applicable law, Borrower and each and every surety, endorser, guarantor and other party liable for the payment or performance of all or any portion of the Indebtedness, severally waive notice of the occurrence of any Event of Default, presentment, protest, and notice of protest and notice of intention to accelerate, and agree that their liability shall not be affected by any renewal or extension in the time of payment of the Indebtedness, or by any release or change permitted hereunder in any security for the payment or performance of the Indebtedness, regardless of the number of such renewals, extensions, releases or changes.

     9.8  Cumulative Rights.  Except to the extent prohibited by law, and except
          ------------------
as otherwise specifically provided hereunder, all rights and remedies available to Lender under the

Loan Documents shall be cumulative of and in addition to all other rights and remedies granted to Lender at law or in equity, whether or not the Indebtedness is due and payable and whether or not Lender shall have instituted any suit for collection or other action in connection with the Loan Documents.

     9.9   Expenditures by Lender. Any sums expended by or on behalf of Lender
           -----------------------
pursuant to the exercise of any right or remedy provided herein shall become part of the Indebtedness and, upon the occurrence and during the continuance of an Event of Default, shall bear interest at the Default Rate from the date of such expenditure until the date repaid.

     9.10  Diminution in Value of Collateral. Lender shall not have any
           ----------------------------------
liability or responsibility whatsoever for any diminution or loss in value of any of the Collateral, specifically including that which may arise from Lender's negligence or inadvertence, whether such negligence or inadvertence is the sole or concurring cause of any damage, but specifically excluding any diminution or loss in value which is proximately caused by Lender's gross negligence, willful misconduct or commercially unreasonable conduct.

     9.11  Indemnification of Lender. Borrower hereby agrees to protect, defend
           --------------------------
and indemnify Lender and hold Lender harmless from and against any and all liabilities, indebtedness, losses, damages, penalties, actions, judgments, suits, claims, costs, expenses, and disbursements of any kind or nature whatsoever which may be imposed on, incurred by or asserted against Lender, in any way relating to or arising out of (i) this Agreement and the Loan Documents and/or (ii) any of the transactions contemplated therein or thereby (including, without limitation, those in any way relating to or arising out of the violation of any federal or state laws including ILSFDA or the Lot Sales Acts), and including those that may result from Lender's negligence or inadvertence, Such indemnification shall not give Borrower any right to participate in the selection of counsel for Lender or the conduct or settlement of any dispute or proceeding for which indemnification may be claimed. It is the express intention of the parties hereto that the indemnity provided for in this Section 9.11, as well as the disclaimers of liability referred to in this Agreement, are intended to and shall protect and indemnify Lender from the consequences of Lender's own negligence, whether or not that negligence is the sole or concurring cause of any liability, obligation, loss, damage, penalty, action, judgment, suit, claim, cost, expense or disbursement, But specifically excluding from such indemnity any consequences proximately caused by Lender's gross negligence, willful misconduct or commercially unreasonable conduct. Lender agrees to give Borrower written notice of the assertion of any claim or the commencement of action or lawsuit described in this Section 9.11.

     In view of the fact that federal and state securities laws may impose certain restrictions on the methods by which a sale of Collateral comprised of Securities may be effected after an Event of Default, Borrower agrees that upon the occurrence or existence of an Event of Default, Lender may, from time to time, attempt to sell all or any part of such Collateral by means of a private placement restricting the bidding and prospective purchasers to whose who will represent and agree that they are purchasing for investment only and not for, or with a view to, distribution. In so doing, Lender may solicit offers to buy such Collateral, or any part of it for cash, from a limited number of investors deemed by Lender, in its reasonable judgment, to be responsible parties who might be interested in purchasing the Collateral, and if Lender solicits such offers from not less than four (4) such investors, then the acceptance by Lender of the highest offer obtained therefrom shall be deemed to be a commercially reasonable method of disposition of such Collateral.

                                  SECTION 10
                                  ----------

                           CERTAIN RIGHTS OF LENDER
                           ------------------------

     10.1  Protection of Collateral.  Lender may at any time and from time to
           -------------------------
time take such actions as Lender deems necessary or appropriate to protect Lender's liens and security interests in and to preserve the Collateral, all at the expense of Borrower. Borrower agrees to cooperate fully with all of Lender's efforts to preserve the Collateral and Lender's liens and security interests therein and will take such actions to preserve the Collateral and Lender's liens and security interests therein as Lender may direct. All of Lender's expenses of preserving the Collateral and its liens and security interests therein shall be added to the Indebtedness.

     10.2  Performance by Lender. If Borrower fails to perform any agreement
           ----------------------
contained herein, Lender may itself perform, or cause the performance of, such agreement, and the expenses of Lender incurred in connection therewith shall be payable by Borrower under Section 7.1(dd) above. In no event, however, shall Lender have any obligation or duties whatsoever to perform any covenant or agreement of Borrower contained herein, and any such performance by Lender shall be wholly discretionary with Lender. In addition, Borrower acknowledges that Lender shall not at any time or under any circumstances whatsoever have any duty to Borrower or to any third party to exercise any of Lender's rights or remedies hereunder.

     10.3  No Liability of Lender. Neither the acceptance of this Agreement by
           -----------------------
Lender, nor the exercise of any rights hereunder by Lender, shall be construed in any way as an assumption by Lender of any obligations, responsibilities or duties of Borrower arising in connection with the Collateral or otherwise bind Lender to the performance of any obligations with respect to the Collateral, it being expressly understood that Lender shall not be obligated to perform, observe or discharge any obligation, responsibility, duty, or liability of Borrower with respect to any of the Collateral, including, but not limited to, appearing in or defending any action, expending any money or incurring any expense in connection therewith. Without limitation of the foregoing, neither this Agreement, any action or actions on the part of Lender taken hereunder, nor the acquisition of the Notes Receivable and the Deeds of Trust by Lender following the occurrence of an Event of Default shall constitute an assumption by Lender of any obligations of Borrower with respect to the Notes Receivable, the Deeds of Trust or any documents or instruments executed in connection therewith, and Borrower shall continue to be liable for all of its obligations thereunder. Subject only to the exclusions set forth in Sections 9.10 and 9.11 hereof, Borrower agrees to indemnify, protect, defend and hold Lender harmless from and against any and all claims, demands, causes of action, losses, damages, liabilities, suits, costs and expenses, including, without limitation, attorneys' fees and court costs, asserted against or incurred by Lender by reason of, arising out of, or connected in any way with (i) any failure or alleged failure of Borrower to perform any of its covenants or obligations to the Purchasers of any of the

Notes Receivable, (ii) a breach of any certification, representation, warranty or covenant of Borrower set forth in this Agreement, (iii) the ownership of the Notes Receivable, the Deeds of Trusts and the rights, titles and interests assigned hereby, or intended so to be, (iv) the debtor-creditor relationships between Borrower and the Purchasers, or (v) the Notes Receivable, the Deeds of Trust or the sale of Lots. The obligations of Borrower to indemnify, protect, defend and hold Lender harmless as provided herein are absolute, unconditional, present and continuing, and shall not be dependent upon or affected by the genuineness, validity, regularity or enforceability of any claim, demand or suit from which Lender is indemnified. Borrower hereby waives all notices with respect to any losses, damages, liabilities, suits, costs and expenses, and all other demands whatsoever hereby indemnified, and agrees that its obligations hereunder shall not be affected by any circumstances, whether or not referred to above, which might otherwise constitute legal or equitable discharges of its obligations hereunder.

     10.4  Right to Defend Action Affecting Security. Lender may, at Borrower's
           ------------------------------------------
expense, appear in and defend any action or proceeding at law or in equity which Lender in good faith believes may affect the security interests granted under this Agreement.

     10.5  [Intentionally Omitted].
           ------------------------

     10.6  Lender's Right of Set-Off. Upon the occurrence of an Event of
           --------------------------
Default, or if Lender shall be served with garnishment process in which Borrower shall be named as defendant, whether or not any Event of Default shall have occurred, Lender may, but shall not be required to, set-off any indebtedness owing by Lender to Borrower against any of the Indebtedness without first resorting to the security hereunder and without prejudice to any other rights or remedies of Lender or its security interest herein.

     10.7  No Waiver.  In case Lender shall have proceeded to enforce any right
           ----------
or remedy hereunder and such proceedings shall have been discontinued or abandoned for any reason, then in every such case, Borrower and Lender shall be restored to their former positions and rights hereunder with respect to the Collateral, and all rights, remedies and powers of Lender shall continue as if no such proceeding had been taken. No failure or delay on the part of Lender in exercising any right, remedy or power under this Agreement or in giving or insisting upon strict performance by Borrower hereunder or in giving notice hereunder shall operate as a waiver of the same or any other power or right, and no single or partial exercise of any such power or right shall preclude any other or further exercise thereof or the exercise of any other such power or right. Lender, notwithstanding any such failure, shall have the right thereafter to insist upon the strict performance by Borrower of any and all of the terms and provisions of this Agreement to be performed by Borrower. The collection and application of proceeds, the entering and taking possession of the Collateral, and the exercise of the rights of Lender contained in the Loan Documents and this Agreement shall not cure or waive any default, or affect any notice of default, or invalidate any acts done pursuant to such notice. No waiver by Lender of any breach or default of or by any party hereunder shall be deemed to alter or affect Lender's rights hereunder with respect to any prior or subsequent default.

     10.8  Right of Lender to Extend Time of Payment, Substitute, Release
           --------------------------------------------------------------
Security,
---------

Etc.  Without affecting the liability of any person or entity for the payment of
----
any of the Indebtedness or the lien of this Agreement on the Collateral, or the remainder thereof, for the full amount of the Indebtedness unpaid, Lender may from time to time, without notice and without affecting or impairing the security interest or rights of Lender granted or arising under this Agreement:
(a) release any person liable for the payment of the Indebtedness, (b) extend the time or otherwise alter the terms of payment of the Indebtedness, (c) accept additional security for the Indebtedness of any kind, including deeds of trust or mortgages and security agreements, (d) alter, substitute or release any property securing the Indebtedness, (e) resort for the payment of all or any portion of the Indebtedness to its several securities therefor in such order and manner as it may deem fit, or (f) join in any subordination or other agreement affecting this Agreement or the lien or charge thereof. Notwithstanding the provisions of subparagraph (d) in this Section 10.8 to the contrary, Lender shall have the right to take the actions described in Section 9.4(c) only after the occurrence and during the continuance of an Event of Default.

     10.9   Assignment of Lender's Interest. Lender shall have the right to
            --------------------------------
assign all or any portion of its rights in this Agreement to any subsequent holder or holders of the Indebtedness; provided however, that if any such assignment is made to any Person other than TFC or any of its subsidiaries, such assignment shall include an amendment to this Agreement deleting clause (iv) of
Section 1.1(y) of this Agreement.

     10.10  Notice to Purchaser. Borrower authorizes each of Lender, the
            --------------------
Collection Agent and the Custodian (but neither Lender, Collection Agent nor the Custodian shall be obligated) to communicate at any time and from time to time with any Purchaser or any other Person primarily or secondarily liable under a Pledged Note Receivable with regard to the Lien of Lender thereon and any other matter relating thereto. Borrower agrees to notify each Purchaser in writing of the assignment to Lender of its respective Pledged Note Receivable and to direct such Purchaser to remit all payments thereunder to the Collection Agent or, if permitted under this Agreement of the Lockbox Agreement, to such other Person as Lender may designate.

     10.11  Collection of the Notes. Borrower hereby directs and authorizes each
            ------------------------
party liable for the payment of the Pledged Notes Receivable to pay each installment thereon to the Collection Agent pursuant to the Lockbox Agreement unless and until directed otherwise by written notice from Lender if permitted under this Agreement or the Lockbox Agreement, after which such parties are directed to make all further payments on the Pledged Notes Receivable in accordance with the directions of Lender. Upon the occurrence and during the continuance of an Event of Default, Lender shall have the right to require that all payments becoming due under the Pledged Notes Receivable be paid directly to Lender or Lender's designee, and Lender or Lender's designee is hereby authorized to receive, collect, hold and apply the same in accordance with the provisions of this Agreement. In the event that upon the occurrence and during the continuance of an Event of Default, Lender or Collection Agent does not receive any installment of principal or interest due and payable under any of the Pledged Notes Receivable on or prior to the date upon which such installment becomes due, Lender may, at its election (but without any obligation to do so), give or cause Collection Agent to give notice of such default to the defaulting party or parties, and Lender shall have the right (but not the obligation) to accelerate payment of the unpaid balance of any of the Pledged Notes Receivable in default in accordance with applicable law and to foreclose each of the Pledged Deeds of Trust securing the payment thereof in accordance with applicable law, and to enforce any other remedies available to the holder of such Pledged Notes Receivable with respect to such default. Upon the occurrence and during the continuance of an Event of Default, Borrower hereby further authorizes, directs and empowers Lender to collect and receive all checks and drafts evidencing such payments and to endorse such checks or drafts in the name of Borrower and upon such endorsements, to collect and receive the money therefor. The right to endorse checks and drafts granted pursuant to the preceding sentence is irrevocable by Borrower, and the banks or banks paying such checks or drafts upon such endorsements, as well as the signers of the same, shall be as fully protected as though the checks or drafts have been endorsed by Borrower.

     10.12  Power of Attorney. Borrower does hereby irrevocably constitute and
            ------------------
appoint Lender as Borrower's true and lawful agent and attorney-in-fact, with full power of substitution, for Borrower and in Borrower's name, place and stead, or otherwise, to, upon the occurrence of an Event of Default and while it is continuing: (a) endorse any checks or drafts payable to Borrower in the name of Borrower and in favor of Lender as provided in Section 10.11 above, (b) demand and receive from time to time any and all property, rights, titles, interests and liens hereby sold, assigned and transferred, or intended so to be, and to give receipts for same, (c) institute and prosecute in the name of Borrower or otherwise, but for the benefit of Lender, any and all proceedings at law, in equity, or otherwise, that Lender may deem proper in order to collect, assert or enforce any claim, right or title, of any kind, in and to the property, rights, titles, interests and liens hereby sold, assigned or transferred, or intended so to be, and to defend and compromise any and all actions, suits or proceedings in respect of any of the said property, rights, titles, interests and liens, and (d) generally do all and any such acts and things in relation to the Collateral as Lender shall in good faith deem advisable. Borrower hereby declares that the appointment made and the powers granted pursuant to this Section 10.12 are coupled with an interest and are and shall be irrevocable by Borrower in any manner, or for any reason, unless and until a release of the same is executed by Lender and duly recorded in the appropriate public records of the States of Nevada and Colorado.

                                  SECTION 11
                                  ----------

                               TERM OF AGREEMENT
                               -----------------

     This Agreement shall continue in full force and effect and the security interests granted hereby (except as otherwise provided in the second sentence of Section 3.1 and the proviso clause of Section 10.9 hereof) and the duties, covenants and liabilities of Borrower hereunder and all the terms, conditions and provisions hereof relating thereto (except for the provisions of Section
9.11 and Section 10.3 which shall survive the termination of this Agreement) shall continue to be fully operative until all of the Indebtedness has been satisfied in full. Borrower expressly agrees that if either Borrower or the Guarantor makes any payment under this Agreement to Lender, which payment or any part thereof is subsequently invalidated, declared to be fraudulent or preferential, or otherwise required to be repaid to a trustee, receiver or any other party under any bankruptcy act, state or federal law, Common law or equitable cause, then to the extent of such repayment, the Indebtedness or any part thereof intended to be satisfied and the liens provided for hereunder securing the same shall be revived and continued in full force and effect as if said payment had not been made.

                                  SECTION 12
                                  ----------

                                 MISCELLANEOUS
                                 -------------

     12.1  Notices. All notices, requests and other communications to either
           --------
party hereunder shall be in writing and shall be given to such party at its address set forth below or at such other address as such party may hereafter specify for the purpose of notice to Lender or Borrower. Each such notice, request or other communication shall be effective (a) if given by mail, five (5) days after such notice is deposited in the United States Mail with first class postage prepaid, addressed as aforesaid, provided that such mailing is by registered or certified mail, return receipt requested, (b) if given by overnight delivery, one (1) Business Day after being deposited with a nationally recognized overnight delivery service such as Federal Express or Airborne with all fees and charges prepaid, addressed as provided below, or (c) if given by telecopy or any other means, when delivered or received at the address specified in this Section 12.1.

     If to Borrower:

               Preferred Equities Corporation
               4310 Paradise Road
               Las Vegas, Nevada 89119
               Attention:  Carol W. Sullivan
               Senior Vice President
               Telecopy No. (702) 369-4398

               Colorado Land and Grazing Corp.
               4310 Paradise Road
               Las Vegas, Nevada 89119
               Attention: Gregg A. McMurtrie
               President
               Telecopy No. (702) 369-4398

     With a copy to:

               Mr. Jerome J. Cohen, President
               1125 N.E. 125th Street, Suite 206
               North Miami, Florida 33161
               Telecopy No. (305) 899-1824

               and

               Mego Financial Corp.
               4310 Paradise Road
               Las Vegas, Nevada 89119
               Attention: Jon A. Joseph, Esq.
               Telecopy No. (702) 369-4398

     If to Lender:

               Dorfinco Corporation
               c/o Textron Financial Corporation
               333 East River Drive
               East Hartford, Connecticut 06108
               Attention: John T. D'Annibale, Vice President
               Telecopy No. (860) 282-9053

     12.2  Survival. All representations, warranties, covenants and agreements
           ---------
made by Borrower herein, in the other Loan Documents or in any other agreement, document, instrument or certificate delivered by or on behalf of Borrower under or pursuant to the Loan Documents shall be considered to have been relied upon by Lender and shall survive the delivery to Lender of such Loan Documents and the extension of the Indebtedness (and each part thereof), regardless of any investigation made by or on behalf of Lender.

     12.3  GOVERNING LAW.  THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS (EXCEPT
           --------------
AS MAY BE EXPRESSLY PROVIDED THEREIN TO THE CONTRARY) SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEVADA AND ALL APPLICABLE LAWS OF THE UNITED STATES, EXECPT TO THE EXTENT THAT THE PROCEDURAL LAWS OF THE STATE OF COLORADO MAY GOVERN THE ENFORCEMENT OF ANY REMEDY AGAINST PROPERTY OR COLLATERAL LOCATED WITHIN THE STATE OF COLORADO, AND EXCLUDING PRINCIPLES GOVERNING CONFLICTS OF LAWS.

     12.4  Limitation on Interest. All agreements between Lender and Borrower,
           -----------------------
whether now existing or hereafter arising and whether written or oral, are hereby limited so that in no contingency, whether by reason of demand or acceleration of the maturity of the Note or otherwise, shall the interest contracted for, charged, received, paid or agreed to be paid to Lender exceed the maximum amount permissible under applicable law. If, from any circumstance whatsoever, interest would otherwise be payable to Lender in excess of the maximum lawful amount, the interest payable to Lender shall be reduced to the maximum amount permitted under applicable law; and if from any circumstance Lender shall ever receive anything of value deemed interest by applicable law in excess of the maximum lawful amount, an amount equal to any excessive interest shall be applied to the reduction of the principal of the Indebtedness and not to the payment of interest, or if such excessive interest exceeds the unpaid balance of principal of the Indebtedness, such excess shall be refunded to Borrower. All interest paid or agreed to be paid to Lender shall, to the extent permitted by applicable law, be amortized, prorated, allocated and spread throughout the full period until payment in full of the principal so that the interest on the Indebtedness for such full period shall not exceed the maximum amount permitted by applicable law. Lender hereby expressly disclaims any intent to contract for, charge or receive interest in an amount which exceeds the maximum amount of interest permitted by applicable law. This Section 12.4 shall control all agreements between Lender and Borrower.

     12.5  Invalid Provisions. If any provision of this Agreement or any of the
           -------------------
other Loan

Documents is held to be illegal, invalid or unenforceable under present or future laws effective during the term thereof, such provision shall be fully severable, this Agreement and the other Loan Documents shall be construed and enforced as if such illegal, invalid or unenforceable provision had never comprised a part hereof or thereof, and the remaining provisions hereof or thereof shall remain in full force and effect and shall not be affected by the illegal, invalid or unenforceable provision or by its severance therefrom. Furthermore, in lieu of such illegal, invalid or unenforceable provision there shall be added automatically as a part of this Agreement and/or the Loan Documents (as the case may be) a provision as similar in terms to such illegal, invalid or unenforceable provision as may be possible and be legal, valid and enforceable.

     12.6   Successors and Assigns. This Agreement and the other Loan Documents
            -----------------------
shall be binding upon and inure to the benefit of Borrower and Lender and their respective successors and assigns; provided that Borrower may not transfer or assign any of its rights or obligations under this Agreement or the other Loan Documents without the prior written consent of Lender.

     12.7   Amendment.  This Agreement may not be amended or modified, and no
            ----------
term or provision hereof may be waived, except by written instrument signed by the parties hereto. THIS WRITTEN AGREEMENT, TOGETHER WITH THE OTHER LOW DOCUMENTS A8 WRITTEN, REPRESENT THE FINAL AGREEMENTS AMONG THE PARTIES HERETO AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN LENDER AND BORROWER.

     12.8   Counterparts; Effectiveness. This Agreement may be signed in any
            ----------------------------
number of counterparts, each of which shall be an original, with the same effect as if the signature thereto and hereto were on the same instrument. This Agreement shall become effective upon Lender's receipt of one or more counterparts hereof signed by Borrower and Lender.

     12.9   No Duty.  All attorneys, accountants, appraisers, consultants and
            --------
other professional persons retained by Lender shall have the right to act exclusively in the interests of Lender and shall have no duty of disclosure, duty of loyalty, duty of care or other duty or obligation of any type or nature whatsoever to Borrower or its shareholders or any other person or entity.

     12.10  Sender Not Fiduciary. The relationship between Borrower and Lender
            ---------------------
is solely that of debtor and creditor, and Lender has no fiduciary or other special relationship with Borrower, and no term or provision of any of the Loan Documents shall be construed so as to deem the relationship between Borrower and Lender to be other than that of debtor and creditor.

     12.11  Accounting Principles. Where the character or amount of any asset or
            ----------------------
liability or item of income or expense is required to be determined or any consolidation or other accounting computation is required to be made for the purposes of this Agreement, the same shall be determined or made in accordance with generally accepted accounting principles, procedures and practices consistently applied at the time in effect, to the extent applicable, except where such principles are inconsistent with the requirements of this Agreement.

     12.12  Total Agreement. This Agreement, including the Exhibits, Schedules
            ----------------
and other agreements referred to herein, is the entire agreement between the parties relating to the subject matter hereof, incorporates or rescinds all prior agreements and understandings between the parties hereto relating to the subject matter hereof, cannot be changed or terminated orally or by course of conduct, and shall be deemed effective as of the date it is accepted by Lender at the offices set forth above. This Agreement may be modified or changed only in a writing executed by both Lender and Borrower. The failure or delay of Lender to exercise or enforce any rights, Liens, powers, remedies, conditions or other terms hereunder or under any other agreement or instrument executed in connection herewith shall not operate as a waiver of any such rights, Liens, powers, remedies, conditions or other terms.

     12.13  Litigation. BORROWER HEREBY WAIVES TRIAL BY JURY IN ANY ACTION OR
            -----------
PROCEEDING OF ANY KIND OR NATURE IN ANY COURT IN WHICH AN ACTION MAY BE COMMENCED ARISING OUT OF THIS AGREEMENT, THE COLLATERAL OR ANY ASSIGNMENT THEREOF OR BY REASON OF ANY OTHER CAUSE OR DISPUTE WHATSOEVER BETWEEN BORROWER AND LENDER OF ANY KIND OR NATURE.

     Borrower and Lender hereby agree to the following courts:

     State court: District Court, Clark County, Nevada

     Federal court: Federal District Court, Las Vegas, Nevada

or at the option of Lender, any other court located in the State of Nevada in which it shall initiate legal or equitable proceedings and which shall have subject matter jurisdiction over the matter in controversy, shall have exclusive jurisdiction to hear and determine any claims or disputes between Borrower and Lender, pertaining directly or indirectly to this Agreement or to any matter arising therefrom. Borrower expressly submits and consents in advance to such jurisdiction in any action or proceeding commenced in any such Court. The exclusive choice of forum set forth in this section shall not be deemed to preclude the enforcement or any judgment obtained is such forum or the taking of any action under this Agreement to enforce same in any appropriate jurisdiction.

     The waiver and stipulations of Borrower and Lender in this Section 12.13 shall survive the final payment of all of the Indebtedness of Borrower and the resulting termination of this Agreement.

     12.14  Incorporation of Exhibits. The following Exhibits and Schedules
            --------------------------
which were provided with and attached to the original Loan and Security Agreement dated July 31, 1991 and any amendments and modifications thereto shall be deemed incorporated herein and be made a part hereof and together with this First Amended and Restated Loan and Security Agreement, constitute one document and agreement which is referred to herein by the use of the defined term

"Agreement". The definitions contained in any part of this Agreement shall apply to all parts of this Agreement. Notwithstanding the foregoing the First Amended and Restated Note, a copy of which is attached hereto as Exhibit A shall supercede and replace the original Note and any amendments thereto.

         Exhibit     Reference                  Description
         -------     ---------                  -----------
            B          2.6(a)          Draw Request
            C          [Reserved]
            D          4.1(a)          Opinion of Borrower's Counsel
            E          1.1(m)          Custodial Agreement
            F          1.1(ff)         Lockbox Agreement
            G          4.1(l)(iii)     Guaranty Agreement
            H.1-1      5.1(c)(i)       Assignment of Notes Receivable - Nevada
            H.1-2      5.1(c)(i)       Assignment of Notes Receivable - SPR
            H.1-3      5.1(c)(i)       Assignment of Notes Receivable - HSR
            H.2-1      5.1(c)(ii)      Assignment of Deeds of Trust - Nevada
            H.2-2      5.1(c)(ii)      Assignment of Deeds of Trust - SPR
            H.2-3      5.1(c)(ii)      Assignment of Deeds of Trust - HSR
            I          4.1(l)(iv)      Assignment of Additional Collateral
            J          4.1(1)(v)       Subordination Agreement
            K          4.1(l)(vi)      Environmental Indemnification Agreement
            L-1        1.1(kk)         Form of Note Receivable - Nevada
            L-2        1.1(kk)         Form of Note Receivable - SPR - Colorado
            L-3        1.1(kk)         Form of Note Receivable - SPR - Colorado
            L-4        1.1(kk)         Form of Note Receivable - HSR - Colorado
            L-5        1.1(kk)         Form of Note Receivable - HSR - Colorado
            M-1        1.1(p)          Form of Deed of Trust - Nevada
            M-2        1.1(p)          Form of Deed of Trust - SPR - Colorado
            M-3        1.1(p)          Form of Deed of Trust - HSR - Colorado
            N-1        3.5(b)          Form of Grant, Bargain, Sale Deed
            N-2        3.5(b)          Form of Special Warranty Deed - SPR
            N-3        3.5(b)          Form of Special Warranty Deed - HSR

          Schedule        Reference                 Description
          --------        ---------                 -----------
          1.1(gg)           1.1(gg)           Schedule of Subdivisions
          3.4               3.4        Creditworthiness Standards for Purchasers
          4.1(p)            4.1(p)     Liens
          4.4               4.4        Exceptions to Satisfaction of Conditions
                                         to Closing
          6.5(a)            6.5(a)     Exceptions to Title
          6.6               6.6        Capital Structure
          6.7               6.7        Litigation
          6.11              6.11       Use of Proceeds
          6.19              6.19       Lot Sales Information

     12.15  Consent to Advertising and Publicity. Borrower hereby consents that
            -------------------------------------
Lender may issue and disseminate to the public information describing the credit accommodation entered into pursuant to this Agreement, including the names and addresses of Borrower and any subsidiaries and affiliates, the amount, interest rate, maturity, collateral, and a general description of Borrower's business.

     12.16  Directly or Indirectly. Where any provision in this Agreement refers
            -----------------------
to action to be taken by any Person, or which such Person is prohibited from taking, such provisions shall be applicable whether such action is taken directly or indirectly by such Person.

     12.17  Unrelated Obligations. Notwithstanding any other provision of this
            ----------------------
Agreement or any of the other Loan Documents to the contrary, Lender shall not apply the Collateral or any portion thereof or the proceeds of any sale or other disposition thereof to any of the obligations of Borrower referred to in clause
(iv) of Section 1.1(y) of this Agreement (the "Unrelated Obligations") unless the security other than the Collateral for the payment or performance of the Unrelated Obligations is unavailable to satisfy the Unrelated Obligations because of any court proceeding, sale or otherwise.

     12.18  Loan Agreement Controls.  In the event of any conflict or
            ------------------------
inconsistency between any of the provisions of this Agreement and the provisions of any of the other Loan Documents, the provisions of this Agreement shall control.

     12.19  Headings.  Section headings have been inserted in this Agreement as
            ---------
a matter of convenience of reference only; such section headings are not a part of this Agreement and shall not be used in the interpretation of this Agreement.

     IN WITNESS WHEREOF, Borrower and Lender have caused this Agreement to be executed and delivered by their duly authorized officers as of the date first above written.

                              BORROWER:

                              PREFERRED EQUITIES CORPORATION,
                              a Nevada corporation


                              By:

                              Name:

                              Title:



                              COLORADO LAND AND GRAZING CORP., a Colorado corporation


                              By:

                              Name:

                              Title:



                              LENDER:

                              DORFINCO CORPORATION,
                              a Delaware corporation


                              By:

                              Name:

                              Title:

AGREED AND CONSENTED TO BY
THE UNDERSIGNED AS GUARANTOR AND
SUBORDINATED CREDITOR:

MEGO FINANCIAL CORP.,
a New York corporation



By:

Name:

Title:

               $10,000,000 AMENDED AND RESTATED PROMISSORY NOTE
               ------------------------------------------------

$10,000,000.00                                                     June __, 2001

     FOR VALUE RECEIVED and pursuant to the terms of this Promissory Note ("Note"), the undersigned, PREFERRED EQUITIES CORPORATION, a Nevada corporation and Colorado Land and Grazing Corp., a Colorado corporation (collectively, Preferred Equities Corporation and Colorado Land and Grazing Corp. are herein referred to as "Maker"), jointly and severally, promise to pay to the order of DORFINCO CORPORATION, a Delaware corporation ("Lender") (the Lender and all subsequent holders of this Note being hereinafter referred to as the "Holder") at 10 Dorrance Street, Providence, Rhode Island 02903, Attention: Processing Center, Manager or at such other place as the Holder hereof may designate in writing, the principal sum of TEN MILLION AND NO/100 DOLLARS ($10,000,000.00), or so much thereof as may be outstanding hereunder from time to time (the "Loan"), together with interest on the unpaid principal balance of such indebtedness from time to time outstanding, at the rate or rates hereinafter set forth.

1.   LOAN AGREEMENT.

     This Note is issued pursuant to and subject to the terms and conditions of that certain First Amended and Restated Loan and Security Agreement ("Loan Agreement") dated as of June, 2001 as amended from time to time, between Maker, as borrower and debtor, and Lender, as lender and secured party, to which reference is hereby made for a complete description of the terms and conditions under which advances evidenced hereby are made and are to be repaid. Payment of this Note and all interest, fees and charges herein is secured as set forth in the Loan Agreement and pursuant to such other documents, which recite that they have been given as security for this Note (all the aforementioned documents, including the Loan Agreement, shall herein be referred to as "Loan Documents"). Capitalized terms used herein without definition shall have the meanings set forth in the Loan Agreement.

2.   INTEREST RATE.

     On and after the date hereof (until maturity or default as hereinafter provided), interest shall accrue and be due monthly in arrears at the rate per annum of Two percent (2.0 %) above the "Prime Rate" as announced by The Chase Manhattan Bank, N.A. or successor thereto (the "Basic Interest Rate"), with the Basic Interest Rate for any given calendar month being calculated by using the Prime Rate in effect on the first (1st) day of each month during the term hereof. In the event The Chase Manhattan Bank, N.A., or successor thereto, shall discontinue announcement of said Prime Rate, a comparable index designated by Holder shall be used in calculating the Basic Interest Rate. Interest under this Note shall be calculated hereunder for the actual number of days that principal is outstanding based on a year of 360 days.

3.   PAYMENTS.

     Payments of the amounts due under this Note shall be made in accordance with the Loan Agreement, including, but not limited to the following:

     (a)  Monthly Interest Payments. Commencing on the first (1st) day of July
          -------------------------
1, 2001 and continuing on the first (1st) day of each and every month thereafter through and including December 1, 2005 all interest accrued at the Basic Interest Rate shall be due and payable monthly in arrears.

     (b)  Principal Repayments and Mandatory Prepayments. In addition to the
          ----------------------------------------------
interest payments described in the preceding paragraph, Maker shall also make such principal payments as may be required by the Loan Agreement, including, without limitation, any principal payments required pursuant to Section 2.4(a) and any Mandatory Prepayments required pursuant to Section 2.5(c) thereof.

     (c)  Repayment on Maturity. On Maturity Date, as defined in the Loan
          ---------------------
Agreement, or on such earlier date as this Note becomes due and payable, whether by acceleration or otherwise, the entire outstanding principal balance hereof, together with accrued but unpaid interest thereon, and all other sums owing to Holder hereunder or under the Loan Documents, shall be due and payable in full.

4.   APPLICATION OF PAYMENT.

     All principal, interest and any other amounts due under this Note shall be payable in lawful money of the United States of America at the place or places above stated. All payments shall be credited first to costs and expenses, if any, incurred in good faith by Holder in collecting any amounts due hereunder, second to any Late Charges (as hereinafter defined) and interest accrued at the Default Rate, third to accrued and unpaid interest, and thereafter fourth to principal and any other amounts due hereunder or under the Loan Documents.

5.   LATE PAYMENT CHARGES.

     In the event that any monthly payment is not received at the above said address (or at such other place as is designated pursuant to the terms hereof) before the tenth (10th) day after the due date thereof, in addition to any other permitted charges hereunder, a one-time late payment fee shall be due and owing to Holder in the amount of five percent (5%) of the delinquent portion of such monthly payment. Notwithstanding anything contained herein or in any Loan Document, this paragraph is not intended to, and shall not, create any grace period or indulgence by Holder with respect to the punctual payment by Maker of all sums owed Holder, nor shall this paragraph in any way hinder, prevent or delay Holder from exercising any remedy which it may have hereunder or under any Loan Document, or at law or in equity, with respect to Maker's failure timely to make any payment when due. Maker acknowledges that the aforesaid late payment fee is not imposed as a charge for the use of money, but rather is imposed as a reasonable estimate of the administrative charges and other costs incurred by Holder in dealing with loans not paid on time, and said late payment fee shall in no way be deemed an interest charge. Nothing herein is intended or shall be construed to require payment of a late charge or late payment fee on any sums due other than the sums referred to in Paragraph 3 of this Note.

6.   INTEREST UPON DEFAULT.

     In the event that there occurs an Event of Default under the Loan Agreement, thereafter, the principal and accrued but unpaid interest amount then due and payable hereunder shall bear interest from the due date thereof during the continuance of such Event of Default until paid at the rate of two percent (2%) per annum in excess of the Basic Interest Rate (the "Default Rate").

7.   ACCELERATION.

     Upon the occurrence and during the continuance of an Event of Default under the Loan Agreement or hereunder, Holder may at its option, in addition to any other remedies to which it may be entitled, declare the total unpaid principal balance of the indebtedness evidenced hereby, together with all accrued but unpaid interest thereon, any applicable prepayment premium and all other sums owing, immediately due and payable and all such amounts shall thereafter bear interest at the Default Rate; provided, however, that no interest at the Default Rate or otherwise, shall accrue on any late charges or prepayment premium. All accrued and unpaid interest shall be paid at the time of and as a condition precedent to the curing of any Event of Default should Holder, in its sole discretion, allow such Event of Default to be cured. Time is of the essence in this Note.

8.   PREPAYMENT.

     (a) Except as otherwise specifically provided in the Loan Agreement, this Loan may not be prepaid prior to December 31, 2001. On and after December 31, 2001, this Loan may be prepaid at any time, in whole but not in part, upon thirty (30) days prior written notice to Holder and upon payment, in addition to such outstanding principal amount, all accrued and unpaid interest, all other amounts then due and payable hereunder and a prepayment premium equal to one percent (1%) of the outstanding principal balance.

     (b) Notwithstanding anything in Section 8 (a) above or elsewhere in this Note or any of the other Loan Documents to the contrary, no prepayment premium shall be charged with respect to any Mandatory Prepayment or prepayment pursuant to Section 2.5(b) of the Loan Agreement.

     (c) By placing its initials immediately following this paragraph, Maker expressly agrees that, upon acceleration of the Maturity Date prior to December 31, 2005 as a result of any Event of Default, including without limitation, a tender by Maker or by anyone on behalf of Maker of payment of the amount necessary to satisfy the indebtedness evidenced hereby made at any time prior to or at a foreclosure sale of the Collateral, shall constitute an evasion of the prepayment terms hereof and shall be deemed to be a voluntary prepayment hereunder. Therefore, Maker shall pay a prepayment premium with any such prepayment in an amount equal to any amount which would have been due as a prepayment premium pursuant to Section 8(a) above; provided however that the obligation of Maker to pay a prepayment premium under this Section 8(c) is expressly made subject to Section 9 below. Maker expressly waives the provisions of any present or future statute or law which prohibits or may prohibit the collection of the foregoing prepayment premium in connection with any such acceleration.

     _____________
     (Preferred) Maker's Initials
     ----------------------------

     _____________
     (Colorado) Maker's Initials
     ---------------------------

9.   LIMIT OF VALIDITY.

     All agreements between the Maker and the Holder hereof are expressly limited so that in no contingency or event whatsoever, whether by reason of advancement of the proceeds hereof, acceleration of maturity of the unpaid principal balance hereof, or otherwise, shall the amount paid or agreed to be paid to the Holder hereof for the use, forbearance or detention of the money to be advanced hereunder exceed the highest lawful rate permissible under applicable usury laws. If, from any circumstances whatsoever fulfillment of any provision hereof or of the Security Documents shall involve transcending the limit of validity prescribed by any law which a court of competent jurisdiction may deem applicable hereto, then, ipso facto, the obligation to be fulfilled
                                  ----------
shall be reduced to the limit of such validity, and, if from any circumstance the Holder hereof shall ever receive as interest an amount which would exceed the highest lawful rate, such amount which would be excessive interest shall be applied to the reduction of the unpaid principal balance due hereunder and not to the payment of interest. This provision shall control every other provision of all agreements between the Maker and the Holder hereof.

10.  MISCELLANEOUS.

     (a) Any remittances hereunder by check or draft shall be credited on the date of receipt subject to the condition that such check or draft may be handled for collection in accordance with the practice of the collecting bank or banks and any receipt issued therefore shall be void unless the amount due is actually received by Holder hereof.

     (b) If interest, principal or other sum owing under this Note is not paid when due, whether at maturity or by acceleration, the Maker promises to pay all costs of collection, including but not limited to, attorneys' fees and all expenses incurred in good faith by the Holder in connection with the collection of this Note, the protection or realization of the Collateral and enforcement of any guaranty on account of such collection, whether or not suit is filed hereon. Such fees shall include, without limitation, costs and attorneys' fees incurred in good faith in any appeal.

     (c) If more than one person has executed this Note or becomes obligated under this Note, the obligations and covenants of each such person shall be joint and several. The release by Holder of any party liable on this Note shall not operate to release any other party liable hereon.

     (d) This Note is to be governed by and construed in accordance with the laws of the State of Nevada.

     (e) All notices hereunder shall be deemed to have been duly given if delivered in accordance with the provisions set forth in Section 12.1 of the Loan Agreement.

     (f) This Note may not be waived, changed, modified or discharged orally, except by an agreement in writing signed by the party against whom the enforcement of waiver, change, modification or discharge is sought.

     (g) The underlined words appearing at the commencement of the paragraphs are included only as a guide to the contents thereof and are not to be considered as controlling, enlarging or restructuring the language or meaning of those paragraphs.

     (h) As used herein, the terms "Maker" and "Holder" shall be deemed to include their respective heirs, successors, legal representatives and assigns, whether voluntary by action of the parties or involuntary by operation of law.

     (i) The Maker hereby consents to the non-exclusive personal jurisdiction of the federal and state courts located in Clark County, Nevada in any and all actions between the Maker and the Holder arising under or in connection with this Note, the Loan or any of the Security Documents.

FOR AND IN CONSIDERATION OF HOLDER'S ADVANCEMENT OF THE PRINCIPAL SUM HEREUNDER IN THE AMOUNT OF $100.00, THE MAKER, BEING AN EXPERIENCED DEVELOPER AND PARTICIPANT IN SOPHISTICATED REAL ESTATE VENTURES, AND HAVING CONSULTED WITH COUNSEL OF ITS CHOOSING, HEREBY WAIVES ANY RIGHT TO TRIAL BY JURY WITH RESPECT TO ANY ACTION OR PROCEEDING (I) BROUGHT BY THE MAKER, THE HOLDER OR ANY OTHER PERSON RELATING TO (A) THE LOAN OR (B) THE SECURITY DOCUMENTS, OR (II) TO WHICH THE HOLDER IS A PARTY. THE MAKER HEREBY AGREES THAT THIS NOTE CONSTITUTES A WRITTEN CONSENT TO WAIVER OF TRIAL BY JURY, AND THE MAKER DOES HEREBY CONSTITUTE AND APPOINT THE HOLDER ITS TRUE AND LAWFUL ATTORNEY-IN-FACT, WHICH APPOINTMENT IS COUPLED WITH AN INTEREST, AND THE MAKER DOES HEREBY AUTHORIZE AND EMPOWER THE HOLDER, IN THE NAME, PLACE AND STEAD OF THE MAKER, TO FILE THIS NOTE WITH THE CLERK OR JUDGE OF ANY COURT OF COMPETENT JURISDICTION AS A STATUTORY WRITTEN CONSENT TO WAIVER OF TRIAL BY JURY. THE MAKER ACKNOWLEDGES THAT ITS WAIVER OF TRIAL BY JURY HAS BEEN MADE KNOWINGLY, INTENTIONALLY AND WILLINGLY BY MAKER AS PART OF A BARGAINED FOR LOAN TRANSACTION.

     EXECUTED as of the day and year first above written.

                                 PREFERRED EQUITIES CORPORATION,
                                 a Nevada corporation


                                 By:

                                 Its:


                                 COLORADO LAND AND GRAZING CORP., a Colorado corporation

                                 By:

                                 Its:

REAFFIRMATION OF GUARANTY

     In order to induce Dorfinco Corporation, a Delaware corporation, having a business and mailing address of 40 Westminster Street, P.O. Box 6687, Providence, Rhode Island 02940-6687 ("Lender") to grant further credit to and otherwise extend the obligations of Preferred Equities Corporation and Colorado Land and Grazing Corp. (hereinafter collectively referred to as "Borrower") and for other good and valuable consideration, the undersigned, Mego Financial Corp., a New York corporation having a business address of 4310 Paradise Road, Las Vegas, Nevada 89109 ("Guarantor") hereby, unconditionally guarantees to Lender the due and punctual payment, performance and discharge (whether upon acceleration or otherwise in accordance with the terms thereof) of all debts, obligations and liabilities of Borrower to or held by Lender arising out of a Loan and Security Agreement dated as of July 31, 1991, between Lender and Borrower, as amended January 8, 1992, June 30, 1993, August 23, 1994, September 30, 1995, November 29, 1996, June 11, 1998, December 31, 1998, June 30, 1999 and
December 15, 2000 and by a First Amended and Restated Loan and Security Agreement dated of even date herewith (the "Agreement"), whether direct or contingent, whether due or to become due, whether now existing or hereafter arising, and whether created directly to or acquired by assignment or otherwise by Lender together with any and all reasonable expenses of, for and incidental to collection including reasonable attorneys' fees (the sums due Lender and the above mentioned expenses and costs being collectively referred to herein as the "Indebtedness").

     Guarantor hereby waives notice of acceptance hereof, notice of the extension of credit from time to time given by Lender to Borrower, and notice of the creation, existence or acquisition of any Indebtedness and the amount thereof from time to time, subject, however, to Guarantor's right to make inquiry of Lender to ascertain the amount of the Indebtedness at any reasonable time. Guarantor also waives notice of adverse change in Borrower's financial condition or of any other fact which might increase Guarantor's risks, to notice of presentment for payment, demand, protest and to notice thereof as to any instrument, to notice of default, and to all other notices and demands to which Guarantor might otherwise be entitled. Guarantor further waives the right to a jury trial in any action hereunder and any right by statute or otherwise to require Lender to institute suit against Borrower or to exhaust its rights and remedies against Borrower, Guarantor being bound to the payment of all Indebtedness of Borrower to Lender whether now existing or hereafter accruing as fully as if the Indebtedness was directly owing to Lender by Guarantor. Guarantor further waives any defense arising by reason of any disability or other defense of Borrower or by reason of the cessation from any cause whatsoever of the liability of Borrower and any defense that other indemnity, guaranty, or security was or is to be obtained. Nothing shall discharge or satisfy the liability of Guarantor hereunder except the full performance and payment of the Indebtedness. If Borrower or Guarantor should at any time become insolvent or make a general assignment for the benefit of his creditors, or if a petition in bankruptcy or any insolvency or reorganization proceedings shall be filed or commenced by, against or with respect to Borrower or Guarantor, any and all of the obligations of Guarantor shall forthwith become due and payable without notice.

     Lender shall have a lien upon and/or right of setoff to any and all credits and other property of Guarantor now or at any time whatsoever with, or in the possession of, Lender or anyone holding for Lender as security for any and all obligations of Guarantor to Lender, no matter how or when arising and whether under this or any other instrument or agreement or otherwise.

     Without notice to or by Guarantor and without affecting or impairing the obligations of Guarantor hereunder, Lender may compromise or settle, extend the period of duration or the time for the payment or discharge or performance of, or may refuse to enforce or may release all or any parties to any and all of the Indebtedness, or may grant other indulgences to Borrower with respect thereto, or may amend or modify in any manner any documents or agreements relating to the Indebtedness (other than this Guaranty), or may release, surrender, exchange, modify, impair or extend the period of duration or time for performance, discharge or payment of any and all deposits and other property securing the Indebtedness or on which Lender at any time may have a lien, or may refuse to enforce its rights, or may make any compromise or settlement, or any agreement therefor, with respect to any and all of such deposits and property or with any party to the Indebtedness or any other person, firm or corporation whatsoever, or may release or substitute any one or more of the guarantors of the Indebtedness whether parties to this instrument or not, or may exchange, enforce, waive or release any security for any guaranty of the Indebtedness.

     Lender shall be under no obligation to marshall any assets in favor of Guarantor or against or in payment of any or all of the Indebtedness. Guarantor further agrees that to the extent Borrower makes a payment or payments to Lender which payment or payments or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside and/or required to be repaid to a trustee, receiver or any other party under any bankruptcy act, state or federal law, common law or equitable cause, then to the extent of such payment or repayment, the obligation or part thereof intended to be satisfied shall be revived and continued in full force and effect as if said payment had not been made.

     Guarantor expressly waives any and all rights of subrogation, reimbursement, indemnity, exoneration, contribution or any other claim which it may now or hereafter have against the Borrower or any other person directly or contingently liable for the Indebtedness, or against or with respect to the Borrower's property (including, without limitation, property collateralizing the Indebtedness), arising from the existence or performance of this guaranty. In furtherance, and not in limitation, of the preceding waiver, the undersigned agrees that any payment to Lender by Guarantor pursuant to this guaranty shall be deemed a contribution to the capital of the Borrower and any such payment shall not constitute the undersigned a creditor of any such party.

     Any and all present and future debts and obligations of Borrower to Guarantor are hereby subordinated to the full payment of the Indebtedness by Borrower to Lender, and as security for this Guaranty, Guarantor hereby collaterally assigns to Lender all claims of any nature which any Guarantor may now or hereafter have against Borrower.

     Guarantor agrees that the liability of Guarantor on this Guaranty shall be immediate and not contingent upon the exercise or enforcement by Lender of whatever remedies it may have against Borrower or others, or the enforcement of any lien or realization upon any security Lender may at any time possess.


     Guarantor represents, warrants and covenants to Lender, as an inducement to Lender to grant credit to Borrower, that as of the date of this Guaranty the fair saleable value of Guarantor's assets exceed Guarantor's liabilities; Guarantor is meeting current liabilities as they mature; the financial statements of Guarantor furnished Lender are true and correct and include in the footnotes thereto all contingent liabilities of Guarantor; since the date of said financial statement there have been no material adverse changes in the financial conditions of Guarantor; there are not now pending any material court or administrative proceedings or undischarged judgments against Guarantor and no federal or state liens have been filed or threatened against Guarantor, nor is Guarantor in default or claimed default under any agreement for borrowed money; Guarantor shall immediately give Lender written notice of any material adverse change in the Guarantor's financial conditions, including, but not limited to, litigation commenced, tax liens filed, defaults claimed under any Guarantor's indebtedness for borrowed money, or bankruptcy proceedings commenced by or against Guarantor or any third party; Guarantor shall within 90 days of every December 31 in which this Guaranty shall be in effect furnish to Lender Guarantor's current financial statements and Guarantor shall also, upon the request of lender, permit Lender or its representatives to inspect at Guarantor's offices Guarantor's financial records and properties and make extracts therefrom in order to evaluate the financial condition of Guarantor.

     This Guaranty is a primary and original obligation of Guarantor and is an absolute, unconditional and irrevocable guaranty of payment and shall remain in full force and effect without respect to future changes in conditions, including change of law or any invalidity or irregularity with respect to the issuance of any obligations of Borrower to Lender or with respect to the execution and delivery of any agreement between Borrower and Lender.

     Lender shall have the right to seek recourse against Guarantor to the full extent provided for herein and in any other document or instrument evidencing obligations of Guarantor to Lender, and against Borrower, to the full extent provided for in any loan agreement between Lender and Borrower. No election to proceed in one form of action or proceeding, or against any party, or on any obligation, shall constitute a waiver of Lender's right to proceed in any other form of action or proceeding or against other parties unless Lender has expressly waived such right in writing. Specifically, but without limiting the generality of the foregoing, no action or proceeding by Lender against Borrower under any document or instrument evidencing or securing the Indebtedness shall serve to diminish the liability of Guarantor except to the extent Lender realized payment by such action or proceeding, notwithstanding the effect of any such action or proceeding upon Guarantor's rights of subrogation against Borrower. Guarantor is fully aware of the financial condition of Borrower. Guarantor delivers this Guaranty based solely upon Guarantor's own independent investigations and in no part upon any representation or statement of Lender with respect thereto. Guarantor is in a position to obtain and hereby assume full responsibility for obtaining any additional information concerning Borrower's financial condition as Guarantor may deem material to Guarantor's obligations hereunder, and Guarantor is not relying upon nor expecting Lender to furnish any information in Lender's possession concerning Borrower's financial condition. Guarantor hereby knowingly accepts the full range of risk encompassed within a contract of "Guaranty," which risk includes, without limitation, the possibility that Borrower will contract additional Indebtedness for which Guarantor may be liable hereunder after Borrower's financial condition or ability to pay its lawful debts when they fall due has deteriorated.

     Guarantor agrees that all the rights, benefits and privileges herein and hereby conferred upon Lender shall vest in and be enforceable by Lender, its successors and assigns.

     This Guaranty, all acts and transactions hereunder and the rights and obligations of the parties hereto shall be governed, construed and interpreted according to the laws of the Commonwealth of Massachusetts. All actions or proceedings arising directly or indirectly hereunder may, at the option of Lender, be litigated in courts having situs within the Commonwealth of Massachusetts, and Guarantor hereby expressly consents to the jurisdiction of any local, state or federal court located within said state and consents that any service of process in such action or proceeding may be made by personal service upon Guarantor wherever Guarantor may be then located or by certified or registered mail directed to Guarantor at Guarantor's last known addresses.

     IN WITNESS WHEREOF, Guarantor has executed this Reaffirmation of Guaranty this ___ day of June, 2001.

MEGO FINANCIAL CORP.,
a New York corporation



By:
Name:
Title:


STATE OF NEVADA         )
                              ) ss.

COUNTY OF CLARK               )

     On June __, 2001, before me, the undersigned officer, personally appeared ______________, ______________, of Mego Financial Corp., known to me (or satisfactorily proven) to be the person whose name is subscribed to the within instrument and acknowledged that he executed the same as his free act and deed and the free act and deed of Mego Financial Corp..

     IN WITNESS WHEREOF, I hereunto set my hand.


                                   __________________________

                                   Notary Public

                            SUBORDINATION AGREEMENT


     SUBORDINATION AGREEMENT (as amended from time to time, "this Agreement"), made as of June ___, 2001, among MEGO FINANCIAL CORP., a New York corporation (the "Subordinated Lender"), COLORADO LAND AND GRAZING CORP., a Colorado corporation and PREFERRED EQUITIES CORPORATION, a Nevada corporation (collectively the "Borrower") and DORFINCO CORPORATION, a Delaware corporation (the "Senior Lender");


                                  WITNESSETH:
                                  ----------

     WHEREAS, the Subordinated Lender is a party to a Reaffirmation of Guaranty, dated as of June ___, 2001, (as amended from time to time, the "Guaranty"), pursuant to which the Subordinated Lender has agreed to guaranty the loans made by the Lender to the Borrower pursuant to that certain First Amended and Restated Loan and Security Agreement (as amended from time to time, referred to as the "LSA") dated as of June ____, 2001 between the Borrower and the Senior Lender;

     WHEREAS, all of the indebtedness, liabilities and obligations of the Borrower to the Senior Lender, whether now existing or hereafter arising, under the LSA and all other instruments and documents executed and delivered in connection therewith are hereinafter referred to collectively as the "Senior Debt"; and

     WHEREAS, all of the indebtedness, liabilities and obligations of the Borrower to the Subordinated Lender, whether now existing or hereafter arising, resulting from loans or other accommodations to the Borrower from the Subordinated Lender (except for any amounts payable by the Borrower to the Subordinated Lender from time to time under income tax sharing arrangements between the Borrower and the Subordinated Lender) is hereinafter referred to collectively as the "Subordinated Debt";

     NOW THEREFORE, in consideration of the foregoing and of the mutual undertakings herein contained, the parties hereto hereby agree as follows:

     1.   Subordination.
          -------------

     (a) The payment of any and all of the Subordinated Debt is hereby expressly made subordinate and junior in right of payment to the payment of the principal amount of, and all interest and premium on, and all other amounts in respect of, the Senior Debt, to the extent and in the manner set forth herein.

     (b) In the event of (1) any insolvency, bankruptcy, receivership, liquidation, reorganizations, arrangement, assignment for the benefit of creditors, or other similar proceeding relative to the Borrower, its creditors or its Property (as defined in the LSA), or (2) any proceeding for the voluntary or involuntary liquidation, dissolution or other winding up of the Borrower whether or not involving insolvency or bankruptcy proceedings, then and in any such event:

          (i) the principal amount of, and all interest and premium on, and all other amounts in respect of, the Senior Debt (including interest thereon accruing after the commencement of any such proceeding, whether or not such interest shall be allowed in such proceeding) shall be paid in full before any payment or distribution of any character, whether in cash, Securities (as defined in the LSA) or other Property, shall be made in respect of the Subordinated Debt;

          (ii) any payment or distribution of any character, whether in cash, Securities or other Property, which would otherwise (but for the terms hereof) be payable or deliverable in respect of the Subordinated Debt (including any payment or distribution in respect of the Subordinated Debt by reason of any other indebtedness of the Borrower being subordinated to the Subordinated Debt), shall be paid or delivered directly to the Senior Lender, or its representatives, until the principal amount of, and all interest and premium on, and all other amounts in respect of, the Senior Debt shall have been paid in full and the Subordinated Lender or any other holder of the Subordinated Debt irrevocably authorizes, empowers and directs all receivers, trustees, liquidators, conservators and others having authority in the premises to effect all such payments and deliveries;

          (iii) the Subordinated Lender and any other holder of the Subordinated Debt shall (1) execute and deliver to the Senior Lender or its representative or agent all such further instruments confirming the authorization referred to in the foregoing clause (ii), (2) execute and deliver to the Senior Lender or its representative or agent any powers of attorney specifically confirming the rights of the Senior Lender (or such representative or agent) arising hereunder, (3) execute and deliver to the Senior Lender or its representative or agent all proofs of claim, assignments of claim and other instruments as may be requested by the Senior Lender to enforce all claims upon or in respect of the Subordinated Debt, and (4) take all other actions as may be requested by the Senior Lender to enforce all claims upon or in respect of the Subordinated Debt.

     (c) Until and unless the principal amount of, and all interest and premium on, and all other amounts in respect of, the Senior Debt shall have been paid in full, the Borrower shall not make, and the Subordinated Lender shall not receive, accept or retain, any payments of principal or interest or other amount on account of the Subordinated Debt; provided, however, that the Borrower may
                                     --------  -------
make and the Subordinated Lender may receive, accept and retain such payments if
(i) no Default or Event of Default under, and as defined in, the LSA shall have occurred and be continuing, (ii) the Borrower would not be rendered insolvent, made unable to pay its debts as they come due or be left without adequate capital to pursue its business and (iii) such payments are in respect of regularly scheduled payments of principal and/or interest under such Subordinated Debt (the terms of which regularly scheduled payments shall have previously been approved, in writing, by the Lender in its sole discretion) and in no case may the Borrower make, or the Subordinated Lender accept, a prepayment of any principal and/or interest in respect of the Subordinated Debt without the prior consent of the Senior Lender.

     (d) The Borrower agrees that, in the event that any note or other obligation of the Borrower not evidencing Senior Debt, or any portion thereof, shall become due and payable before its expressed maturity for any reason, the Borrower will give prompt notice, in writing, of such occurrence to the Senior Lender.

     (e) So long as any of the Senior Debt shall remain unpaid, the Senior Lender may at all times exercise any and all powers and rights which it now has or may hereafter acquire with respect to the LSA, the GUARANTY or any of the collateral subject to the LSA or GUARANTY without having to obtain any consent or approval of the Subordinated Lender and without any accountability to the Subordinated Lender, nor shall it have any liability to the Subordinated Lender for any action taken or failure to act with respect to this Agreement, the LSA, the GUARANTY or the aforesaid collateral.

     (f) Until the entire principal amount of, and all interest and premium on, and all other amounts in respect of, the Senior Debt shall have been paid in full, the Subordinated Lender shall not enforce any right or remedy or cause the Subordinated Debt to be accelerated or otherwise to become due prior to its expressed maturity, which it now has or may hereafter have against the Borrower or its Property, including, without limitation, rights and remedies under any mortgage, deed of trust or security agreement.

     (g) If, notwithstanding the provisions of this Agreement, any payment or distribution of any character (whether in cash, Securities or other Property) or any Security shall be received by the Subordinated Lender in contravention of the terms of this Agreement, and before the entire principal amount of, and all interest and premium on, and all other amounts in respect of, the Senior Debt shall have been paid in full, such payment, distribution or Security shall not be commingled with any asset of the Subordinated Lender, but shall be held in trust for the benefit of, and shall be paid over or delivered and transferred to, the Senior Lender, or its representatives or agents, for application to the payment of all Senior Debt remaining unpaid, until the principal amount of, and all interest and premium (including interest thereon accruing after the commencement of any proceedings described in Section 1(b) hereof) on, and all other amounts in respect of, the Senior Debt shall have been paid in full.

     (h) Until the principal amount of, and all interest and premium on, and all other amounts in respect of, the Senior Debt shall have been paid in full, the Subordinated Lender shall not have the right of subrogation, reimbursement or indemnity whatsoever or any right of recourse to or with respect to any assets or Property of the Borrower or to any of the collateral for the Senior Debt.

     (i) This Agreement, without further reference, shall pass to and may be relied on and enforced by any transferee or subsequent holder of the Senior Debt. In the event of any sale, assignment, disposition or other transfer of the Subordinated Debt, the Subordinated Lender shall cause the transferee thereof to execute and deliver to the Senior Lender a written instrument signed by the transferee, in form and substance satisfactory to the Senior Lender, providing for the continued subordination of the Subordinated Debt to the Senior Debt as provided for herein and for the continued effectiveness of all of the rights of the Senior Lender arising under this Agreement.

     2.   Continued Effectiveness of This Agreement.
          -----------------------------------------

     The terms of this Agreement, the subordination effected hereby, and the rights of the Senior Lender and the obligations of the Subordinated Lender arising hereunder, shall not be affected, modified or impaired in any manner or to any extent by: (i) any amendment or modification of or supplement to the LSA, the GUARANTY or any instrument or document executed or delivered pursuant thereto, including, without limitation, the extension of the term of the Senior Debt and/or the increase in the amount of the Senior Debt; (ii) the lack of validity, legality or enforceability of any of such documents; (iii) any exercise or non-exercise of any right, power or remedy under or in respect of the Senior Debt or any of such instruments or documents referred to in clause
(i) above or arising at law; or (iv) any waiver, consent, release, indulgence, extension, renewal, modification, delay or other action, inaction or omission in respect of the Senior Debt or any of the instruments or documents referred to in clause (i) above, whether or not the Subordinated Lender shall have had notice or knowledge of any of the foregoing and whether or not it shall have consented thereto.

     3.   Delivery of Promissory Note.
          ---------------------------

     In order to more fully implement the subordination effected hereby, the Subordinated Lender shall, upon request of the Senior Lender, deliver to the Senior Lender or its agent all promissory notes of the Borrower payable to, or to the order of, the Subordinated Lender. The Subordinated Lender agrees to take such other action as may be reasonably necessary or appropriate to effectuate, as between the Senior Lender and the Subordinated Lender, the subordination provided for herein.

     4.   Miscellaneous.
          -------------

     (a) The Subordinated Lender shall join with the Lender in executing one or more financing statements pursuant to the Uniform Commercial Code or other notices appropriate under applicable law, in form satisfactory to the Senior Lender, for filing in all public offices where such filings are deemed by the Senior Lender to be necessary or desirable.

     (b) All notices, requests and other communications from any of the Subordinated Lender to the Senior Lender or to the Borrower, from the Senior Lender to the Subordinated Lender or to the Borrower or from the Borrower to the Subordinated Lender or to the Senior Lender shall be in writing and shall be given to such Person at its address set forth below or at such other address as such Person may hereafter specify for the purpose of notice to the other Persons. Each such notice, request or other communication shall be effective (i) if given by mail, on the 3rd succeeding Business Day (as such term is defined in the LSA) following deposit in the United States mail, registered or certified with first class postage prepaid and return receipt requested or (ii) if given by overnight delivery, when delivered by a nationally recognized overnight delivery service which maintains receipts for delivery, such as Federal Express or Airborne with all fees and charges prepaid, in each case addressed:

if to the
Subordinated Lender:  Mego Financial Corp.
                      4310 Paradise Road
                      Las Vegas, Nevada 89109
                      Attention: Jon A. Joseph, Senior Vice President & General Counsel

with a copy to:       Mego Financial Corp.
                      1125 N.E. 125th Street, Suite 206
                      North Miami, Florida 33161
                      Attention:  Jerome J. Cohen, President
                      Telecopy No. (305) 899-1824

if to the Borrower:   Preferred Equities Corporation
                      4310 Paradise Road
                      Las Vegas, Nevada 89119
                      Attention:  Gregg A. McMurtrie,
                      Executive Vice President
                      ------------------------
                      Telecopy No. (702) 369-4398
                      Colorado Land and Grazing Corp.
                      4310 Paradise Road
                      Las Vegas, Nevada 89119
                      Attention:
                      Executive Vice President
                      Telecopy No. (702) 369-4398

with a copy to:       Mr. Jerome J. Cohen
                      1125 N.E. 125th Street, Suite 206
                      North Miami, Florida 33161
                      Telecopy No. (305) 899-1824

If to the Senior
 Lender:              Dorfinco Corporation
                      333 East River Drive
                      East Hartford, Connecticut 06108
                      Attention:  Division Manager

with a copy to:       Dorfinco Corporation
                      c/o Textron Financial Corporation
                      333 East River Drive
                      East Hartford, Connecticut 06108
                      Attention: John T. D'Annibale, Vice President
          Telecopy No. (860) 282-

     (c) This Agreement may not be amended or modified orally but may be amended or modified only in a writing, signed by all parties hereto. No waiver of any term or provision of this Agreement shall be effective unless it is in writing, making specific reference to this Agreement and signed by the party against whom such waiver is sought to be enforced. This Agreement constitutes the entire agreement between the parties hereto with respect to the subject matter hereof. This Agreement shall be binding upon the parties hereto and their respective heirs, legal representatives, successors and assigns. This Agreement shall be governed by and construed in accordance with the laws of the State of Rhode Island.

     (d) Terms used in this Agreement and not defined herein shall have the respective meanings ascribed to them in the LSA. The recitals hereto shall be a part of this Agreement.

     (e) This Agreement shall terminate upon the final and indefeasible payment in full of the principal amount of, and all interest and premium on, and all other amounts in respect of, the Senior Debt.

     (f) Two or more duplicate originals of this Agreement may be signed by the parties hereto, each of which shall be an original, but all of which together shall constitute one and the same agreement.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the day and year first above written.

WITNESS:                         MEGO FINANCIAL CORP., a New York
                                 corporation


                                 By__________________________________
                                    Name:
                                    Title:

                                 COLORADO LAND AND GRAZING CORP., a Colorado corporation


                                 By:_______________________________
                                    Name:
                                    Title:

                                 PREFERRED EQUITIES CORPORATION, a Nevada corporation


                                 By:_______________________________
                                    Name:
                                    Title:

                                 DORFINCO CORPORATION, a
                                 Delaware corporation
                                 --------------------

                                 By:_______________________________
                                   Name:
                                   Title: